UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2016

Date of reporting period :	August 1, 2015 — July 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PTHAX

Putnam Tax-Free High Yield Fund

Annual report
7|31|16

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Tax-Free High Yield
Fund

Annual report
7 | 31 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio manager	4

Performance snapshot	4

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Trustee approval of management contract	18

Financial statements	23

Federal tax information	61

About the Trustees	62

Officers	64

Consider these risks before investing: Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally tax-exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The fund may invest significantly in particular segments of the tax-exempt debt market, making it more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. The value of bonds in the fund’s portfolio may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Through the first half of 2016, markets around the world have shown great resilience in the face of multiple challenges. Now, as we enter the fall, many additional factors raise new concerns.

Against a backdrop of sluggish growth and following a colorful political campaign, the United States will be electing a new president in a few short weeks. Overseas, challenges are widespread, from sluggish growth in Europe, Japan, and many emerging markets to global fallout from the United Kingdom’s decision to leave the European Union. As non-U.S. central banks consider new actions to boost economic growth, here at home the Federal Reserve seeks stronger economic data before it raises interest rates. The uncertainty caused by these unfolding events could well spur renewed bouts of market volatility.

But we believe that opportunities can emerge despite the markets’ ups and downs. At Putnam, our portfolio managers actively pursue these opportunities. Backed by a network of global analysts, they draw on their long experience and expertise in navigating changing conditions.

We share Putnam’s deep conviction that an active approach based on fundamental research can play a valuable role in your portfolio. In the following pages, you will find an overview of your fund’s performance for the reporting period ended July 31, 2016, as well as an outlook for the coming months.

Now may be a good time for you to consult with your financial advisor, who can help you in determining if your portfolio remains aligned with your long-term goals, time horizon, and tolerance for risk.

As always, thank you for investing with Putnam.

Putnam Tax-Free High Yield Fund

Higher-yielding municipal bonds can play a key role in a tax-smart portfolio

Two of the most significant challenges of fixed-income investing are low interest rates and taxes on income. Putnam Tax-Free High Yield Fund can help reduce the impact of both by investing in higher-yielding, lower-rated municipal bonds.

Sophisticated risk management

The fund's managers select bonds that offer attractive return potential relative to risk and carefully position the portfolio based on Putnam's interest-rate forecasts.

Meticulous credit research

Members of Putnam's fixed-income organization have a range of skills to analyze the credit risk of below-investment-grade bonds and help build a well-diversified portfolio.

The fund's portfolio managers have worked together at Putnam since 1994.

Thalia Meehan, CFA
Portfolio Manager

Paul M. Drury, CFA
Portfolio Manager

Municipal bonds' tax benefits can make their income even more attractive

Index-based yields as of 7/31/16 (annual after-tax income generated by a hypothetical $100,000 investment)

Pretax yield
Taxable-equivalent yield
5%
4%
3%
2%
1%
0%
1.13% ($640)
2.67% ($1,511)
2.84% ($1,610)
Treasuries
Investment-grade corporates
Municipal bonds

Source: Putnam, as of 7/31/16. Past performance is no guarantee of future results. Yields for Treasuries, investment-grade corporates, and municipal bonds are represented by the average "yield to worst" — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, the Bloomberg Barclays U.S. Credit Index, and the Bloomberg Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 43.40% federal income tax rate. This rate reflects the American Taxpayer Relief Act of 2012 and includes the 3.80% Medicare surtax.

Defaults in the municipal bond market have been a relative rarity

Five-year average cumulative default rates, all rated securities

10%
8%
6%
4%
2%
0%
0.08%
6.60%
Municipal bonds
Corporate bonds

Source: Moody's, Annual U.S. Municipal Bond Defaults and Recoveries, 1970–2015 (May 2016).

2 Tax-Free High Yield Fund
Tax-Free High Yield Fund 3

Interview with your fund’s portfolio manager

What was the market environment like for municipal bonds during the 12-month reporting period ended July 31, 2016?

With 12 consecutive months of gains, municipal bonds enjoyed solid absolute and relative performance during the reporting period. In addition, the Bloomberg Barclays Municipal Bond Index outperformed the broad U.S. fixed-income market, as defined by the Bloomberg Barclays U.S. Aggregate Bond Index, as well as a wide variety of U.S. and international stock indexes.

The Federal Reserve’s monetary policy continued to be influenced by U.S. data releases and global macroeconomic factors during the period. At its March 2016 meeting, the central bank reduced its interest-rate-hike forecast for the remainder of the year to two hikes from the four that policymakers had anticipated at their December 2015 meeting. Diminished expectations for near-term rate hikes and increased expectations for a more gradual pace of future hikes helped to support municipal bond prices. Ultimately,

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Performance for class A shares before their inception (9/20/93) is derived from the historical performance of class B shares.

4 Tax-Free High Yield Fund

the Fed left its benchmark rate unchanged for the balance of the period.

On June 23, 2016, the United Kingdom’s vote to leave the European Union — commonly referred to as “Brexit” — surprised global investors, and a sharp selloff in riskier assets ensued. Safe-haven assets, such as U.S. Treasuries and gold, rallied during the rush to safety. Municipal bonds also rallied in the aftermath of the surprise vote, underscoring, we believe, the attractiveness of the asset class in terms of overall quality and relatively higher yields in today’s low absolute interest-rate environment.

How did Putnam Tax-Free High Yield Fund perform in this environment?

Thanks in large part to a patient Fed, the reporting period proved to be a friendly environment for interest-rate-sensitive securities. U.S. Treasury rates fell and prices rose during the reporting period, and municipal bonds followed suit. The fund’s investments in higher-yielding, lower-rated municipal bonds were especially rewarding in this environment, outperforming lower-yielding, higher-rated municipal bonds. For the 12-month period ended July 31, 2016, the fund delivered positive absolute performance, outperforming its benchmark, the Bloomberg Barclays Municipal Bond Index, but underperforming its Lipper peer group average.

What was your investment approach during the reporting period?

At the end of the reporting period, the fund was invested 62.7% and 32%, respectively, in investment-grade and high-yield municipal bonds. While we don’t foresee any near-term catalyst for a selloff in higher-yielding municipal bonds, which outperformed the broader municipal bond market during the period, we have become more selective of bonds due to the narrowness of spreads. The fund holds 15.9% in non-rated municipal bonds, as this is an area where we believe our in-depth research process can add value. In many cases, non-rated bonds are issued by creditworthy borrowers such as retirement communities and housing-related borrowers that do not want to invest the time and expense of being reviewed by a rating agency.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/16. See pages 4 and 10–13 for additional fund performance information. Index descriptions can be found on page 15.

Tax-Free High Yield Fund 5

Otherwise, many of our investment themes remained in place throughout the reporting period — namely, duration positioning, or interest-rate sensitivity, that was slightly below the median of the fund’s Lipper peer group; an overweight exposure to municipal bonds rated BBB relative to the benchmark; a preference for continuing-care retirement communities, utilities, and airline bonds relative to the fund’s Lipper group; and an underweight position in Puerto Rico-based issuers relative to the fund’s peers. However, at the beginning of 2016 in response to market volatility, marginal growth, and a dovish Fed, we extended the portfolio’s duration by a modest amount, becoming more neutral in our positioning. This decision was beneficial for performance.

We do not expect municipal credit spreads [the difference in yield between higher- and lower-quality municipal bonds] to widen by a large margin in the near term, nor do we believe that spreads will tighten much, as spreads remained close to their lowest point since the onset of the credit crisis. In our opinion, downside risks include fund flows to municipal bonds turning decidedly negative or interest rates spiking higher. At the end of the reporting period, we maintained a slightly shorter-duration position and a somewhat higher cash allocation in the portfolio relative to the fund’s Lipper peers.

What are your thoughts about tax reform in this presidential election cycle?

In a presidential election year, tax reform typically becomes a topic of political discourse, especially as we get closer to the November general election. Changing tax rates is one thing, but when you begin discussing what entities can issue tax-free bonds or what qualifies a bond issuance for tax-exempt

Allocations are shown as a percentage of the fund’s net assets as of 7/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Tax-Free High Yield Fund

status, it is difficult to know where the debate will lead, and if some or all of the municipal bond market would be affected. As history has shown, moving from a concept to a proposal to a final plan is a long legislative process filled with competing interests. Reacting prematurely would be a mistake, in our view.

Furthermore, we cannot lose sight of the fact that tax-exempt municipal bonds are a vital and effective tool for financing America’s aging infrastructure, which also is an important issue in the current election cycle. Cash-strapped state and local governments have increasingly turned to the tax-exempt municipal bond market to finance public infrastructure such as roads, schools, and hospitals. With tax-exempt municipal bonds underwriting close to $400 billion of predominantly infrastructure projects in 2015, we believe there is a strong case to be made for preserving the tax-exempt status of municipal bonds.

What is your outlook for Fed rate policy in the coming months?

When 2016 began, Fed observers were anticipating additional rate increases. But signs of a U.S. economic slowdown, sluggish global growth, and Brexit put rate tightening on hold. Fed Chair Janet Yellen has repeatedly communicated that an accommodative policy is appropriate given global risk factors and that the central bank would move cautiously — leading some to believe that the next rate hike won’t occur until 2017 at the earliest. In our view, a data-dependent Fed on hold

Credit qualities are shown as a percentage of the fund’s net assets as of 7/31/16. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Tax-Free High Yield Fund 7

bodes well for municipal bond prices for the foreseeable future.

With stable credit fundamentals, a low default rate, and positive supply/demand technicals, we believe the $3.7 trillion municipal bond market is on solid footing, with many investors drawn to the relative stability and income potential of municipal bonds as a refuge from global macroeconomic volatility.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Tax-Free High Yield Fund

Portfolio Manager Paul M. Drury has a B.A. from Suffolk University. Paul has been in the investment industry since he joined Putnam in 1989.

In addition to Paul, your fund’s portfolio manager is Thalia Meehan, CFA.

IN THE NEWS

With central banks exhausting the more traditional methods aimed at stimulating their economies, some are considering more novel strategies. Increasingly, central bankers and economists are discussing the merits of so-called “helicopter money,” which conjures images of money being dropped on the populace from the sky. Considered somewhat radical, the term was adopted in 1969 by economist Milton Friedman, who described the idea of a central bank printing money and injecting the cash directly into the economy, with the aim of boosting consumer demand and spending, and kick-starting a recovery. It differs from traditional stimulus measures, such as the U.S. government selling U.S. Treasury securities to the public in order to finance spending. With interest rates at zero — or even in negative territory — in major world economies like Japan and some European nations, the concept of helicopter money is gaining popularity. Under this strategy, cash could be transferred to people in the form of a government tax break or by simply making a direct deposit into individual bank accounts. Critics of helicopter money, however, say it could cause runaway inflation.

Tax-Free High Yield Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/16

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(2/1/99)		(12/29/94)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.27%	6.13%	6.27%	6.27%	5.43%	5.43%	6.02%	5.91%	6.05%

10 years	64.97	58.37	56.90	56.90	52.86	52.86	60.55	55.33	67.28
Annual average	5.13	4.70	4.61	4.61	4.34	4.34	4.85	4.50	5.28

5 years	40.79	35.15	36.53	34.53	35.50	35.50	38.80	34.29	42.51
Annual average	7.08	6.21	6.43	6.11	6.26	6.26	6.78	6.07	7.34

3 years	25.14	20.14	22.89	19.89	22.23	22.23	24.14	20.11	26.01
Annual average	7.76	6.31	7.11	6.23	6.92	6.92	7.47	6.30	8.01

1 year	9.37	5.00	8.68	3.68	8.52	7.52	9.08	5.54	9.59

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class A, C, M, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 Tax-Free High Yield Fund

Comparative index returns For periods ended 7/31/16

		Lipper High Yield
	Bloomberg Barclays	Municipal Debt Funds
	Municipal Bond Index	category average*

Annual average (life of fund)	6.77%	6.39%

10 years	63.09	53.03
Annual average	5.01	4.31

5 years	28.42	41.39
Annual average	5.13	7.15

3 years	18.80	26.38
Annual average	5.91	8.10

1 year	6.94	9.62

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/16, there were 155, 131, 111, 70, and 4 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $15,690 and $15,286, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $15,533. A $10,000 investment in the fund’s class Y shares would have been valued at $16,728.

Tax-Free High Yield Fund 11

Fund price and distribution information For the 12-month period ended 7/31/16

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	12		12	12	12		12

Income [1]	$0.515418		$0.437102	$0.418154	$0.481558		$0.544707

Capital gains [2]	—		—	—	—		—

Total	$0.515418		$0.437102	$0.418154	$0.481558		$0.544707

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

7/31/15	$12.39	$12.91	$12.42	$12.42	$12.39	$12.81	$12.44

7/31/16	13.01	13.55	13.04	13.04	13.01	13.45	13.06

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [3]	3.51%	3.37%	2.89%	2.74%	3.25%	3.14%	3.73%

Taxable equivalent [4]	6.20	5.95	5.11	4.84	5.74	5.55	6.59

Current 30-day SEC yield [5]	N/A	1.83	1.30	1.15	N/A	1.59	2.14

Taxable equivalent [4]	N/A	3.23	2.30	2.03	N/A	2.81	3.78

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 43.40% federal tax rate for 2016. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 Tax-Free High Yield Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/16

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(2/1/99)		(12/29/94)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.28%	6.14%	6.28%	6.28%	5.45%	5.45%	6.04%	5.92%	6.07%

10 years	66.41	59.75	58.27	58.27	54.19	54.19	61.95	56.69	68.62
Annual average	5.22	4.80	4.70	4.70	4.43	4.43	4.94	4.59	5.36

5 years	42.67	36.96	38.25	36.25	37.31	37.31	40.78	36.20	44.41
Annual average	7.37	6.49	6.69	6.38	6.55	6.55	7.08	6.37	7.63

3 years	22.77	17.85	20.46	17.46	20.01	20.01	21.78	17.82	23.73
Annual average	7.08	5.63	6.40	5.51	6.27	6.27	6.79	5.62	7.36

1 year	9.77	5.38	9.08	4.08	8.91	7.91	9.48	5.92	10.07

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal
year ended 7/31/15	0.80%	1.42%	1.57%	1.07%	0.57%

Annualized expense ratio for the six-month
period ended 7/31/16*	0.83%	1.45%	1.60%	1.10%	0.60%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Tax-Free High Yield Fund 13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 2/1/16 to 7/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$4.23	$7.39	$8.15	$5.61	$3.06

Ending value (after expenses)	$1,051.80	$1,049.20	$1,047.60	$1,050.40	$1,052.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 7/31/16, use the following calculation method. To find the value of your investment on 2/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$4.17	$7.27	$8.02	$5.52	$3.02

Ending value (after expenses)	$1,020.74	$1,017.65	$1,016.91	$1,019.39	$1,021.88

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Tax-Free High Yield Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based

Tax-Free High Yield Fund 15

on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2016, Putnam employees had approximately $495,000,000 and the Trustees had approximately $131,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Tax-Free High Yield Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Tax-Free High Yield Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2016. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the

18 Tax-Free High Yield Fund

fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses,

Tax-Free High Yield Fund 19

interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least November 30, 2017 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Lipper as of December 31, 2015 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across

20 Tax-Free High Yield Fund

different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper High Yield Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	2nd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2015, there were 145, 118 and 110 funds, respectively, in your fund’s Lipper peer group. (When considering

Tax-Free High Yield Fund 21

performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22 Tax-Free High Yield Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Tax-Free High Yield Fund 23

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Tax-Free Income Trust and Shareholders of Putnam Tax-Free High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax-Free High Yield Fund (the “fund”) at July 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 6, 2016

24 Tax-Free High Yield Fund

The fund’s portfolio 7/31/16

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	G.O. Bonds General Obligation Bonds
AGC Assured Guaranty Corp.	NATL National Public Finance Guarantee Corp.
AGM Assured Guaranty Municipal Corporation	U.S. Govt. Coll. U.S. Government Collateralized
AMBAC AMBAC Indemnity Corporation	VRDN Variable Rate Demand Notes, which are
Cmnwlth. of PR Gtd. Commonwealth of Puerto	floating-rate securities with long-term maturities
Rico Guaranteed	that carry coupons that reset and are payable upon
COP Certificates of Participation	demand either daily, weekly or monthly. The rate
FRB Floating Rate Bonds: the rate shown	shown is the current interest rate at the close of the
is the current interest rate at the close of the	reporting period.
reporting period

MUNICIPAL BONDS AND NOTES (96.4%)*	Rating**	Principal amount	Value

Alabama (2.2%)
Cullman Cnty., Hlth. Care Auth. Rev. Bonds
(Cullman Regl. Med. Ctr.), Ser. A, 7.00%, 2/1/36	Ba1	$2,300,000	$2,513,440

Jefferson Cnty., Swr. Rev. Bonds
Ser. D, 6.50%, 10/1/53	BBB–	3,000,000	3,766,260
zero %, 10/1/46	BBB–	8,800,000	6,933,872

Lower AL Gas Dist. Rev. Bonds (Gas Project),
Ser. A, 5.00%, 9/1/46	A3	3,650,000	5,000,172

Selma, Indl. Dev. Board Rev. Bonds (Gulf
Opportunity Zone Intl. Paper Co.), Ser. A
6.25%, 11/1/33	BBB	3,000,000	3,483,720
5.80%, 5/1/34	Baa2	1,750,000	2,036,160

			23,733,624
American Samoa (0.1%)
Econ. Dev. Auth. Rev. Bonds, Ser. A,
6.625%, 9/1/35	Ba3	1,000,000	1,050,720

			1,050,720
Arizona (2.6%)
Casa Grande, Indl. Dev. Auth. Rev. Bonds
(Casa Grande Regl. Med. Ctr.)
Ser. A, 7.625%, 12/1/29 (escrow) F	D/P	5,575,000	16,664
7.25%, 12/1/19 (escrow) F	D/P	500,000	1,495

Coconino Cnty., Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. — Navajo), Ser. A, 5.125%, 10/1/32	A3	2,000,000	2,202,760

Maricopa Cnty., Poll. Control Rev. Bonds
(El Paso Elec. Co.), Ser. A, 7.25%, 2/1/40	Baa1	4,800,000	5,501,328

Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds
(Great Hearts Academies Project),
6.30%, 7/1/42	BB/F	430,000	467,690
(Great Hearts Academies), 6.00%, 7/1/32	BB/F	300,000	331,140
(Choice Academies, Inc.), 5.375%, 9/1/32	BB+	2,000,000	2,138,100
(Great Hearts Academies), 5.00%, 7/1/44	BBB–	3,800,000	4,311,556

Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds
(BASIS Schools, Inc.)
Ser. A, 5.00%, 7/1/46	BB	750,000	813,338
5.00%, 7/1/35	BB	1,500,000	1,668,495
Ser. A, 5.00%, 7/1/35	BB	1,750,000	1,925,490

Tax-Free High Yield Fund 25

MUNICIPAL BONDS AND NOTES (96.4%)* cont.	Rating**	Principal amount	Value

Arizona cont.
Salt Verde, Fin. Corp. Gas Rev. Bonds
5.50%, 12/1/29	Baa1	$1,525,000	$1,982,302
5.00%, 12/1/37	Baa1	1,430,000	1,835,963
5.00%, 12/1/32	Baa1	1,500,000	1,887,195

Tempe, Indl. Dev. Auth. Rev. Bonds
(Friendship Village), Ser. A, 6.00%, 12/1/32	BB–/P	1,350,000	1,474,254

Yavapai Cnty., Indl. Dev. Ed. Auth. Rev. Bonds
(Agribusiness & Equine Ctr.), 5.00%, 3/1/32	BB+	1,600,000	1,674,096

Yavapai Cnty., Indl. Dev. Ed. Auth. 144A Rev.
Bonds, Ser. A, 5.00%, 9/1/34	BB+	500,000	524,505

			28,756,371
Arkansas (0.2%)
Arkadelphia, Pub. Ed. Fac. Board Rev. Bonds
(Ouachita Baptist U.), 6.00%, 3/1/33	BB+/P	2,000,000	2,110,780

			2,110,780
California (11.0%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Episcopal Sr. Cmntys.), 6.00%, 7/1/31	BBB+/F	1,295,000	1,526,170

CA Muni. Fin. Auth. COP
(Cmnty. Hosp. Central CA)
5.25%, 2/1/46	A–	6,180,000	6,292,167
5.25%, 2/1/37	A–	1,585,000	1,614,560

CA Muni. Fin. Auth. Rev. Bonds
(Emerson College), 6.00%, 1/1/42	Baa1	3,330,000	3,960,902
(Cmnty. Med. Ctrs.), Ser. A, 5.00%, 2/1/46	A–	2,500,000	2,864,400

CA School Fin. Auth. Rev. Bonds
(2023 Union, LLC), Ser. A, 6.00%, 7/1/33	BBB	1,000,000	1,161,580
(Klare Holdings), Ser. A, 5.00%, 7/1/34	BBB–	2,075,000	2,385,773

CA State G.O. Bonds, 5.00%, 9/1/30	Aa3	3,000,000	3,587,730

CA State Muni. Fin. Auth Mobile Home Park
Rev. Bonds (Caritas Affordable Hsg., Inc.),
5.25%, 8/15/39	BBB	800,000	945,920

CA State Muni. Fin. Auth. Charter School Rev.
Bonds (Partnerships Uplift Cmnty.), Ser. A
5.25%, 8/1/42	BB	850,000	909,407
5.00%, 8/1/32	BB	665,000	713,685

CA State Poll. Control Fin. Auth. Rev. Bonds
(Wtr. Furnishing), 5.00%, 11/21/45	Baa3	5,000,000	5,644,700

CA State Pub. Wks. Board Rev. Bonds
Ser. A-1, 6.00%, 3/1/35	A1	2,000,000	2,349,800
(States Prisons — LA), Ser. C, 5.75%, 10/1/31	A1	1,000,000	1,231,540
(Judicial Council Projects), Ser. D,
5.00%, 12/1/31	A1	1,000,000	1,180,240
(Capital Projects), Ser. A, 5.00%, 4/1/30	A1	5,000,000	5,916,500

CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Terraces at San Joaquin Gardens), Ser. A,
6.00%, 10/1/47	BB/P	500,000	543,290
(Terraces at San Joaquin Gardens), Ser. A,
6.00%, 10/1/42	BB/P	1,750,000	1,911,385
(Irvine, LLC-UCI East Campus), 6.00%, 5/15/40
(Prerefunded 5/15/18)	Aaa	3,000,000	3,294,240

26 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (96.4%)* cont.	Rating**	Principal amount	Value

California cont.
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Terraces at San Joaquin Gardens), Ser. A,
5.625%, 10/1/32	BB/P	$1,105,000	$1,200,251
(U. CA Irvine E. Campus Apts. Phase 1),
5.375%, 5/15/38	Baa1	1,500,000	1,741,680
(899 Charleston, LLC), Ser. A, 5.25%, 11/1/44	BB/P	850,000	960,228
(American Baptist Homes of the West),
5.00%, 10/1/43	BBB+/F	1,000,000	1,115,280

CA Statewide Cmnty. Dev. Auth. 144A Rev. Bonds
(American Baptist Homes West),
6.25%, 10/1/39	BBB+/F	2,500,000	2,877,375
(Front Porch Cmntys. & Svcs.), Ser. A,
5.125%, 4/1/37	BBB+	3,300,000	3,347,388

Foothill/Eastern Corridor Agcy. Rev. Bonds,
Ser. A, 6.00%, 1/15/53	BBB–	5,145,000	6,237,386

Golden State Tobacco Securitization
Corp. Rev. Bonds
Ser. A-2, 5.30%, 6/1/37	B3	8,000,000	8,212,960
Ser. A-1, 5.125%, 6/1/47	B3	7,390,000	7,399,238

La Verne, COP (Brethren Hillcrest Homes),
5.00%, 5/15/36	BBB–/F	775,000	847,230

Long Beach, Bond Fin. Auth. Rev. Bonds
(Natural Gas Purchase), Ser. A, 5.50%, 11/15/37	Baa1	2,000,000	2,759,080

M-S-R Energy Auth. Rev. Bonds
Ser. A, 6.50%, 11/1/39	BBB+	3,250,000	4,880,200
Ser. B, 6.50%, 11/1/39	BBB+	2,000,000	3,003,200

Oakland, Alameda Cnty. Unified School
Dist. G.O. Bonds
(Election of 2012), 6.25%, 8/1/30	BBB/P	1,500,000	1,789,770
(Election of 2006), Ser. A, 5.50%, 8/1/32	BBB/P	1,500,000	1,760,925

Oakley, Pub. Fin. Auth. Special Assmt. Bonds,
5.00%, 9/2/31	BBB	1,645,000	1,867,667

Rancho Cordova, Cmnty. Fac. Dist. Special
Tax Bonds (Sunridge Anatolia), Ser. 03-1,
5.00%, 9/1/37	BBB–/P	1,000,000	1,113,870

Riverside Cnty., Trans. Comm. Toll Rev. Bonds,
Ser. A, 5.75%, 6/1/44	BBB–	750,000	889,673

San Bernardino, Cmnty. College Dist. G.O. Bonds
(Election of 2008), Ser. B, zero %, 8/1/44	Aa2	15,000,000	5,626,800

San Diego, Unified School Dist. G.O. Bonds
(Election of 2008), Ser. C, zero %, 7/1/40	Aa2	5,000,000	2,390,550

San Francisco City & Cnty. Redev. Agcy. Cmnty.
Fac. Dist. Special Tax Bonds (No. 6 Mission Bay
South), Ser. A, 5.15%, 8/1/35	BBB/P	1,000,000	1,005,230

San Francisco City & Cnty., Redev. Agcy. Cmnty.
Successor Special Tax Bonds (No. 6 Mission Bay
Pub. Impts.), Ser. C, zero %, 8/1/43	BBB/P	8,000,000	1,877,840

San Francisco, City & Cnty. Redev. Fin. Auth. Tax
Alloc. Bonds (Mission Bay South Redev.), Ser. D,
6.50%, 8/1/31 (Prerefunded 8/1/19)	BBB+	500,000	586,110

Tax-Free High Yield Fund 27

MUNICIPAL BONDS AND NOTES (96.4%)* cont.	Rating**	Principal amount	Value

California cont.
Santaluz, Cmnty. Fac. Dist. No. 2 Special Tax
Bonds (Impt. Area No. 1), Ser. A
5.00%, 9/1/29 (Prerefunded 9/1/21)	BBB+	$980,000	$1,116,191
5.00%, 9/1/28 (Prerefunded 9/1/21)	BBB+	985,000	1,123,924

Selma, Unified School Dist. G.O. Bonds
(Election of 2006), Ser. C, AGC, zero %, 8/1/37	AA	2,400,000	1,214,712

Southern CA Pub. Pwr. Auth. Rev. Bonds
(Natural Gas), Ser. A, 5.25%, 11/1/21	A3	1,500,000	1,764,405

Sunnyvale, Special Tax Bonds
(Cmnty. Fac. Dist. No. 1), 7.75%, 8/1/32	B+/P	3,780,000	3,791,756

			120,534,908
Colorado (3.8%)
Central Platte Valley, Metro. Dist. G.O. Bonds,
5.00%, 12/1/43	BB+	850,000	913,538

CO Pub. Hwy. Auth. Rev. Bonds
(E-470), zero %, 9/1/41	A3	1,000,000	453,300
Ser. A, NATL, zero %, 9/1/28	AA–	5,000,000	3,681,800

CO State Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmnty.), 6.375%, 1/1/41	BB/P	810,000	893,211
(Total Longterm Care National), Ser. A, 6.25%,
11/15/40 (Prerefunded 11/15/20)	AAA/P	800,000	980,184
(Christian Living Cmntys.), Ser. A, 5.75%, 1/1/26	BB/P	2,850,000	2,879,184
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), 5.625%, 6/1/43	Baa1	650,000	771,362
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), 5.50%, 6/1/33	Baa1	200,000	237,854
(Valley View Assn.), 5.25%, 5/15/42	A–	3,025,000	3,117,293
(Christian Living Cmntys.), 5.25%, 1/1/37	BB/P	750,000	788,108
(Valley View Assn.), 5.125%, 5/15/37	A–	1,000,000	1,029,140
(Christian Living Cmntys.), 5.125%, 1/1/30	BB/P	1,415,000	1,525,964
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), Ser. A, 5.00%, 6/1/40	Baa1	1,250,000	1,454,163
(Covenant Retirement Cmnty.), Ser. A,
5.00%, 12/1/33	BBB+/F	2,100,000	2,375,226
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), 5.00%, 12/1/33	Baa1	5,250,000	5,936,228

E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A,
NATL, zero %, 9/1/34	AA–	12,000,000	7,042,320

Eaton, Area Park & Recreation Dist. G.O. Bonds,
5.25%, 12/1/34	BB/P	330,000	353,793

Park Creek Metro. Dist. Tax Allocation Bonds
(Sr. Ltd. Property Tax Supported), Ser. A,
5.00%, 12/1/45	BBB/F	350,000	407,502

Plaza, Tax Alloc. Bonds (Metro. Dist. No. 1),
5.00%, 12/1/40	BB–/P	3,000,000	3,246,210

Pub. Auth. for CO Energy Rev. Bonds (Natural Gas
Purchase), 6.50%, 11/15/38	Baa1	2,000,000	3,033,140

			41,119,520

28 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (96.4%)* cont.	Rating**	Principal amount	Value

Connecticut (0.1%)
CT State Hlth. & Edl. Fac. Auth. 144A Rev.
Bonds (Church Home of Hartford, Inc.), Ser. A,
5.00%, 9/1/46	BB/F	$1,000,000	$1,091,780

			1,091,780
Delaware (1.6%)
DE State Econ. Dev. Auth. Rev. Bonds
(Delmarva Pwr.), 5.40%, 2/1/31	Baa1	1,700,000	1,946,874
(Indian River Pwr.), 5.375%, 10/1/45	Baa3	5,000,000	5,493,950
(ASPIRA Charter School), Ser. A, 5.00%, 6/1/46	BB+	1,000,000	1,087,330

DE State Hlth. Fac. Auth. VRDN (Christiana Care),
Ser. A, 0.38s, 10/1/38	VMIG1	9,000,000	9,000,000

			17,528,154
District of Columbia (1.5%)
DC Rev. Bonds
(Howard U.), Ser. A, 6.50%, 10/1/41	BBB	4,000,000	4,320,480
(Kipp Charter School), 6.00%, 7/1/33	BBB+	1,000,000	1,209,560

DC, Rev. Bonds (Methodist Home of The DC
(The)), Ser. A, 5.25%, 1/1/39	BB–/P	765,000	789,098

Metro. Washington, Arpt. Auth. Dulles Toll Rd.
Rev. Bonds, Ser. B
zero %, 10/1/40	Baa1	995,000	420,179
zero %, 10/1/38	Baa1	20,000,000	9,149,800

			15,889,117
Florida (6.5%)
Broward Cnty., Arpt. Syst. Rev. Bonds, Ser. A,
5.00%, 10/1/45	A1	2,500,000	2,930,600

Broward Cnty., Arpt. Syst. Rev. Bonds, Ser. A,
5.00%, 10/1/40	A1	3,000,000	3,529,950

Fishhawk, CCD IV Special Assmt. Bonds,
7.25%, 5/1/43	B/P	600,000	663,858

Greater Orlando Aviation Auth. Rev. Bonds
(JetBlue Airways Corp.), 5.00%, 11/15/36	B/P	1,000,000	1,065,870

Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A–	3,850,000	4,558,631

Jacksonville, Econ. Dev. Comm. Hlth. Care Fac.
Rev. Bonds (FL Proton Therapy Inst.), Ser. A,
6.00%, 9/1/17	BB–/P	250,000	256,175

Jacksonville, Econ. Dev. Comm. Indl. Dev.
Rev. Bonds (Gerdau Ameristeel US, Inc.),
5.30%, 5/1/37	BBB–	2,350,000	2,362,244

Lakeland, Hosp. Syst. Rev. Bonds (Lakeland
Regl. Hlth.), 5.00%, 11/15/40	A2	1,075,000	1,253,902

Lakeland, Retirement Cmnty. 144A Rev. Bonds
(1st Mtge. — Carpenters), 6.375%, 1/1/43	BBB–/F	1,820,000	1,925,633

Lakewood Ranch, Stewardship Dist. Special
Assessment Bonds (Village of Lakewood Ranch
South), 5.00%, 5/1/36	B+/P	1,000,000	1,074,130

Lakewood Ranch, Stewardship Dist. Special
Assmt. Bonds, 4.875%, 5/1/35	BB–/P	1,000,000	1,057,160

Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev.
Bonds (Shell Pt./Alliance Oblig. Group)
5.125%, 11/15/36	BBB	4,925,000	4,974,004
5.00%, 11/15/32	BBB	3,210,000	3,245,438

Tax-Free High Yield Fund 29

MUNICIPAL BONDS AND NOTES (96.4%)* cont.	Rating**	Principal amount	Value

Florida cont.
Martin Cnty., Rev. Bonds (Indiantown
Cogeneration), 4.20%, 12/15/25	Ba1	$1,000,000	$1,051,320

Miami-Dade Cnty., Aviation Rev. Bonds
Ser. B, 5.00%, 10/1/41	A2	4,500,000	5,061,240
Ser. A, 5.00%, 10/1/38	A	1,750,000	2,056,040

Miami-Dade Cnty., Indl. Dev. Auth. Rev. Bonds
(Pinecrest Academy, Inc.), 5.00%, 9/15/34	BBB–	1,845,000	2,029,168

Middle Village Cmnty. Dev. Dist. Special Assmt.
Bonds, Ser. A, 6.00%, 5/1/35	D/P	1,860,000	1,653,391

Midtown Miami Cmnty. Dev. Dist. Special Assmt.
Bonds (Garage), Ser. A, 5.00%, 5/1/29	BB–/P	750,000	814,208

Myrtle Creek, Impt. Dist. Special Assmt. Bonds,
Ser. A, 5.20%, 5/1/37	B+/P	1,755,000	1,756,720

Orlando Cmnty. Redev. Agcy. Tax Alloc. Bonds
(Republic Drive/Universal), 5.00%, 4/1/24	A–/F	2,000,000	2,323,060

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty.), 5.50%, 11/15/33
(Prerefunded 11/15/20)	A–/F	6,000,000	7,162,620
(Acts Retirement-Life Cmnty., Inc.), 5.00%,
11/15/32 ##	A–/F	6,000,000	7,281,840

Sarasota Cnty., Hlth. Fac. Auth. Retirement Fac.
Rev. Bonds (Village On The Isle), 5.50%, 1/1/27	A–/F	1,950,000	2,048,651

Southeast Overtown Park West Cmnty.
Redev. Agcy. 144A Tax Alloc. Bonds, Ser. A-1,
5.00%, 3/1/30	BBB+	1,440,000	1,645,416

Tampa, Hlth. Syst. Rev. Bonds (Baycare), Ser. A,
5.00%, 11/15/46	Aa2	500,000	606,420

Town Ctr. at Palm Coast, Cmnty. Dev. Dist. Special
Assmt. Bonds, 6.00%, 5/1/36	B–/P	1,615,000	1,614,968

Verandah, West Cmnty. Dev. Dist. Special Assmt.
Bonds (Cap. Impt.), 5.00%, 5/1/33	B+/P	945,000	995,180

Village Cmnty. Dev. Dist. No. 10 Special Assmt.
Bonds, 5.75%, 5/1/31	BB/P	1,185,000	1,412,887

Village Cmnty. Dev. Dist. No. 11 Special Assmt.
Bonds, 4.50%, 5/1/45	BB–/P	1,490,000	1,576,912

Village Cmnty. Dev. Dist. No. 8 Special Assmt.
Bonds (Phase II), 6.125%, 5/1/39	BBB–/P	795,000	926,477

Village Cmnty. Dev. Dist. No. 9 Special Assmt.
Bonds, 5.00%, 5/1/22	BBB–/P	490,000	534,125

			71,448,238
Georgia (2.7%)
Atlanta, Arpt. Passenger Fac. Charge Rev. Bonds
5.00%, 1/1/32	Aa3	1,150,000	1,390,040
5.00%, 1/1/31	Aa3	1,925,000	2,341,628

Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A,
6.25%, 11/1/39 (Prerefunded 11/1/19)	Aa3	5,000,000	5,888,600

Clayton Cnty., Dev. Auth. Special Fac. Rev. Bonds
(Delta Airlines), Ser. A, 8.75%, 6/1/29	Baa3	2,000,000	2,459,640

Cobb Cnty., Dev. Auth. Student Hsg. Rev. Bonds
(Kennesaw State U. Real Estate Oblig. Group),
Ser. C, 5.00%, 7/15/38	Baa2	1,250,000	1,418,675

30 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (96.4%)* cont.	Rating**	Principal amount	Value

Georgia cont.
GA State Private College & U. Auth. Rev. Bonds
(Mercer U.), Ser. A, 5.00%, 10/1/32	Baa2	$1,100,000	$1,259,280

Gainesville & Hall Cnty., Devauth Retirement
Cmnty. Rev. Bonds (Acts Retirement-
Life Cmnty.), Ser. A-2, 6.625%, 11/15/39
(Prerefunded 11/15/19)	A–/F	1,200,000	1,428,204

Main St. Natural Gas, Inc. Rev. Bonds (GA Gas),
Ser. A, 5.50%, 9/15/21	BBB+	1,255,000	1,486,384

Marietta, Dev. Auth. Rev. Bonds
(Fac. of Life U., Inc.), 7.00%, 6/15/39	Ba3	3,150,000	3,320,478

Med. Ctr. Hosp. Auth. Rev. Bonds
(Spring Harbor Green Island), 5.25%, 7/1/27	BB–/P	2,375,000	2,437,106

Muni. Election Auth. of GA Rev. Bonds
(Plant Voltage Units 3 & 4), Ser. A, 5.50%, 7/1/60	A+	3,500,000	4,327,750

Rockdale Cnty., Dev. Auth. Rev. Bonds
(Visy Paper), Ser. A, 6.125%, 1/1/34	BB/P	1,400,000	1,418,200

			29,175,985
Guam (0.2%)
Territory of GU, Rev. Bonds, Ser. A,
5.375%, 12/1/24	BBB+	1,000,000	1,099,960

Territory of GU, Dept. of Ed. COP (John F.
Kennedy High School), Ser. A, 6.875%, 12/1/40	B+	500,000	559,215

			1,659,175
Hawaii (1.0%)
HI State Dept. Budget & Fin. Rev. Bonds
(Craigside), Ser. A, 9.00%, 11/15/44	B/P	1,350,000	1,652,171
(Hawaiian Elec. Co. — Subsidiary),
6.50%, 7/1/39	Baa1	7,000,000	7,969,570
(Kahala Nui), 5.125%, 11/15/32	BBB+/F	1,050,000	1,183,917

			10,805,658
Illinois (6.8%)
Chicago, G.O. Bonds
Ser. D-05, 5.50%, 1/1/37	BBB+	3,250,000	3,364,823
Ser. G-07, 5.50%, 1/1/35	BBB+	1,200,000	1,244,064
Ser. A, 5.25%, 1/1/33	BBB+	3,100,000	3,237,082
Ser. C, 5.00%, 1/1/38	BBB+	3,000,000	3,049,440

Chicago, Special Assmt. Bonds (Lake Shore East),
6.75%, 12/1/32	BB/P	5,027,000	5,037,657

Chicago, Board of Ed. G.O. Bonds, Ser. C,
5.25%, 12/1/39	B+	4,000,000	3,769,000

Chicago, Motor Fuel Tax Rev. Bonds
AGM, 5.00%, 1/1/30	AA	200,000	229,548
5.00%, 1/1/28	BBB	1,000,000	1,073,500

Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. A, 5.75%, 1/1/39	A2	5,000,000	5,861,650
Ser. C, 5.00%, 1/1/46	A	1,000,000	1,147,680

Chicago, Waste Wtr. Transmission Rev. Bonds,
Ser. C, 5.00%, 1/1/33	A	1,000,000	1,158,150

Chicago, Waste Wtr. Transmission Rev.
Bonds, Ser. C
5.00%, 1/1/39	A	2,850,000	3,261,768
5.00%, 1/1/34	A	1,950,000	2,250,515

Tax-Free High Yield Fund 31

MUNICIPAL BONDS AND NOTES (96.4%)* cont.	Rating**	Principal amount	Value

Illinois cont.
Chicago, Wtr. Wks Rev. Bonds
5.00%, 11/1/42	A	$650,000	$727,422
5.00%, 11/1/39	A	1,075,000	1,237,734
5.00%, 11/1/30	A	1,400,000	1,682,282

Du Page Cnty., Special Svc. Area No. 31 Special
Tax Bonds (Monarch Landing), 5.625%, 3/1/36	B/P	900,000	900,756

IL Fin. Auth. Rev. Bonds
(Provena Hlth.), Ser. A, 7.75%, 8/15/34	Baa3	3,500,000	4,201,785
(Rush U. Med. Ctr.), Ser. A, U.S. Govt. Coll.,
7.25%, 11/1/38 (Prerefunded 11/1/18)	Aaa	2,150,000	2,470,329
(Silver Cross Hosp. & Med. Ctr.), 7.00%, 8/15/44
(Prerefunded 8/15/19)	AAA/P	5,250,000	6,235,740
(Rush U. Med. Ctr.), Ser. C, U.S. Govt. Coll.,
6.625%, 11/1/39 (Prerefunded 5/1/19)	Aaa	1,425,000	1,658,330
(Navistar Intl. Recvy. Zone), 6.50%, 10/15/40	Caa1	1,155,000	1,159,135
(Roosevelt U.), 6.50%, 4/1/39	Baa3	2,000,000	2,225,500
(Elmhurst Memorial), Ser. A, 5.625%, 1/1/37	Baa2	2,000,000	2,111,260

IL State G.O. Bonds
5.25%, 2/1/30	BBB+	1,000,000	1,117,980
5.00%, 1/1/41	BBB+	6,000,000	6,589,920

IL State Fin. Auth. Rev. Bonds (Presence Hlth.
Network), Ser. C, 5.00%, 2/15/36 ##	Baa3	925,000	1,054,741

IL State Fin. Auth. Rev. Bonds (Plymouth Place),
5.25%, 5/15/45	BB+/F	850,000	923,398

Metro. Wtr. Reclamation Dist. of Greater Chicago
G.O. Bonds, Ser. A, 5.00%, 12/1/31	AA+	2,000,000	2,481,360

Railsplitter, Tobacco Settlement Auth. Rev. Bonds,
6.00%, 6/1/28	A–	2,150,000	2,573,400

			74,035,949
Indiana (1.9%)
IN State Fin. Auth. Rev. Bonds
(I-69 Dev. Partners, LLC), 5.25%, 9/1/34	BB+	2,250,000	2,595,015
(OH Valley Elec. Corp.), Ser. A, 5.00%, 6/1/32	Baa3	250,000	270,288

IN State Fin. Auth. VRDN
Ser. A-2, 0.4s, 2/1/37	VMIG1	4,610,000	4,610,000
Ser. A-3, 0.4s, 2/1/37	VMIG1	3,000,000	3,000,000

IN State Muni. Pwr. Agcy. Rev. Bonds, Ser. A,
5.00%, 1/1/42	A1	7,000,000	8,479,800

Valparaiso, Exempt Facs. Rev. Bonds
(Pratt Paper, LLC), 6.75%, 1/1/34	B+/P	1,875,000	2,346,131

			21,301,234
Iowa (1.3%)
IA State Fin. Auth. Midwestern Disaster Rev.
Bonds (IA Fertilizer Co., LLC)
5.50%, 12/1/22	B+	1,500,000	1,562,670
5.25%, 12/1/25	B+	2,250,000	2,432,925

Tobacco Settlement Auth. of IA Rev. Bonds,
Ser. C, 5.375%, 6/1/38	B+	10,000,000	10,012,400

			14,007,995

32 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (96.4%)* cont.	Rating**	Principal amount	Value

Kansas (0.3%)
Lenexa, Hlth. Care Fac. Rev. Bonds
(LakeView Village, Inc.), 7.25%, 5/15/39	BB/P	$1,500,000	$1,647,420
5.375%, 5/15/27	BB/P	500,000	506,845

Wichita, Hlth. Care Fac. Rev. Bonds (KS Masonic
Home Oblig. Group), Ser. 2-A, 5.375%, 12/1/46	B/P	1,000,000	1,038,890

			3,193,155
Kentucky (1.4%)
KY Econ. Dev. Fin. Auth. Rev. Bonds
(Masonic Home Indpt. Living II)
7.375%, 5/15/46	BB–/P	1,350,000	1,599,372
7.25%, 5/15/41	BB–/P	900,000	1,063,485

KY Pub. Trans. Infrastructure Auth. Rev.
Bonds (1st Tier Downtown Crossing), Ser. A,
6.00%, 7/1/53	Baa3	2,000,000	2,434,620

KY State Econ. Dev. Fin. Auth. Hlth. Care Rev.
Bonds (Masonic Homes of KY), 5.375%, 11/15/42	BB–/P	1,400,000	1,448,258

Louisville & Jefferson Cnty., Metro. Govt. College
Rev. Bonds (Bellarmine U.), Ser. A, 6.00%, 5/1/38	Baa3	855,000	903,325

Louisville & Jefferson Cnty., Metro. Govt. Hlth.
Syst. Rev. Bonds (Norton Healthcare, Inc.), Ser. A,
5.00%, 10/1/32 ##	A–	2,750,000	3,354,010

Louisville & Jefferson Cnty., Metro. Govt. Hlth.
Syst. Rev. Bonds (Norton Hlth. Care, Inc.),
5.00%, 10/1/30	A–	4,000,000	4,029,520

			14,832,590
Louisiana (0.5%)
LA State Pub. Fac. Auth. Rev. Bonds
(Ochsner Clinic Foundation)
5.00%, 5/15/47	Baa1	525,000	614,807
5.00%, 5/15/47	Baa1	250,000	295,483

LA State Pub. Fac. Solid Waste Disp. Auth. Rev.
Bonds (LA Pellets, Inc.), Ser. A, 8.375%, 7/1/39	CCC/P	1,000,000	577,500

Pub. Fac. Auth. Dock & Wharf 144A Rev. Bonds
(Impala Warehousing, LLC), 6.50%, 7/1/36	B+/P	1,000,000	1,138,610

Rapides, Fin. Auth. FRB (Cleco Pwr.), AMBAC,
4.70%, 11/1/36	A3	2,250,000	2,263,095

St. Tammany, Public Trust Fin. Auth. Rev. Bonds
(Christwood), 5.25%, 11/15/37	BB/P	765,000	820,103

			5,709,598
Maine (0.4%)
ME Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(ME Gen. Med. Ctr.), 7.50%, 7/1/32	Ba2	3,000,000	3,610,590

ME State Fin. Auth. Solid Waste Disp. 144A
Mandatory Put Bonds (8/1/25)
(Casella Waste Syst.), 5.125%, 8/1/35	BB–	1,000,000	1,195,150

			4,805,740
Maryland (0.9%)
MD Econ. Dev. Corp. Poll. Control Rev. Bonds
(Potomac Electric Power Co.), 6.20%, 9/1/22	A2	1,700,000	1,924,859

MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(Peninsula Regl. Med. Ctr.), 5.00%, 7/1/39	A2	1,500,000	1,765,275

MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(Edenwald Issue), 5.25%, 1/1/37	BBB/F	2,000,000	2,322,380

Tax-Free High Yield Fund 33

MUNICIPAL BONDS AND NOTES (96.4%)* cont.	Rating**	Principal amount	Value

Maryland cont.
Westminster, Rev. Bonds
(Lutheran Village at Miller’s Grant, Inc. (The)),
Ser. A, 6.00%, 7/1/34	B–/P	$750,000	$836,835
(Carroll Lutheran Village, Inc.), 5.125%, 7/1/34	BB/P	3,000,000	3,312,420

			10,161,769
Massachusetts (3.8%)
MA Bay Trans. Auth. Rev. Bonds, Ser. A,
5.00%, 7/1/25 ##	AAA	1,945,000	2,525,874

MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 8.00%, 4/15/39
(Prerefunded 10/15/19)	BBB	2,140,000	2,630,381
(Linden Ponds, Inc. Fac.), Ser. A-1,
6.25%, 11/15/46	B–/P	1,816,363	1,908,416
(Linden Ponds, Inc. Fac.), Ser. A-1,
6.25%, 11/15/31	B–/P	704,147	739,833
(Loomis Cmntys.), Ser. A, 6.00%, 1/1/33	BBB–	500,000	578,040
(Milford Regl. Med. Ctr. Oblig. Group), Ser. F,
5.75%, 7/15/43	Baa3	1,000,000	1,167,250
(Linden Ponds, Inc. Fac.), Ser. A-2,
5.50%, 11/15/46	B–/P	238,451	232,206
(New England Conservatory
of Music), U.S. Govt. Coll., 5.25%, 7/1/38
(Prerefunded 7/1/18)	AAA/P	1,900,000	2,066,098
(Wheelock College), Ser. C, 5.25%, 10/1/37	BBB	2,000,000	2,061,560
(Suffolk U.), 5.125%, 7/1/40	Baa2	2,000,000	2,197,540
(Dana-Farber Cancer Inst.), Ser. N,
5.00%, 12/1/41	A1	2,875,000	3,522,623
(CareGroup), Ser. I, 5.00%, 7/1/38	A3	700,000	838,495
(WGBH Edl. Foundation), 5.00%, 1/1/35	A+	1,720,000	2,134,623
(Linden Ponds, Inc. Fac.), Ser. B,
zero %, 11/15/56	B–/P	1,186,016	9,322

MA State Dev. Fin. Agcy. Hlth. Care Fac. 144A Rev.
Bonds (Adventcare), Ser. A, 6.65%, 10/15/28	B/P	2,150,000	2,230,045

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Suffolk U.), Ser. A, 6.25%, 7/1/30	Baa2	1,400,000	1,613,402
(Suffolk U.), Ser. A, U.S. Govt. Coll., 5.75%,
7/1/39 (Prerefunded 7/1/19)	Baa2	2,125,000	2,390,349
(Springfield College), 5.625%, 10/15/40
(Prerefunded 10/15/19)	Baa1	3,500,000	4,039,665
(Winchester Hosp.), 5.25%, 7/1/38	A	3,050,000	3,449,337
(Fisher College), Ser. A, 5.125%, 4/1/37	BBB	1,400,000	1,431,738
(Milford Regl. Med.), Ser. E, 5.00%, 7/15/32	Baa3	1,000,000	1,029,520
(Milford Regl. Med.), Ser. E, 5.00%, 7/15/27	Baa3	2,750,000	2,859,093

			41,655,410
Michigan (2.1%)
Advanced Tech. Academy Pub. School Rev.
Bonds, 6.00%, 11/1/28	BB+	1,435,000	1,490,922

Ann Arbor, Econ. Dev. Corp. Ltd. Oblig. Rev.
Bonds (Glacier Hills, Inc.), 8.375%, 1/15/19
(Escrowed to maturity)	AA+	866,000	957,328

34 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (96.4%)* cont.	Rating**	Principal amount	Value

Michigan cont.
Flint, Hosp. Bldg. Auth. Rev. Bonds
(Hurley Med. Ctr.), 7.50%, 7/1/39	Ba1	$700,000	$800,933
Ser. A, 5.25%, 7/1/39	Ba1	500,000	518,135

MI State Fin. Auth. Rev. Bonds
(Presbyterian Villages of MI), 5.50%, 11/15/45	BB+/F	1,000,000	1,062,640
(Beaumont Hlth. Credit Group), Ser. A,
5.00%, 11/1/44	A1	1,750,000	2,082,010
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. C, 5.00%, 7/1/35	BBB+	1,000,000	1,170,690
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. C, 5.00%, 7/1/34	BBB+	4,600,000	5,416,914
(Local Govt. Program Detroit Wtr. & Swr.),
Ser. D4, 5.00%, 7/1/34	A–	1,900,000	2,212,322
(Local Govt. Loan Program), Ser. F1,
4.50%, 10/1/29	A	650,000	723,574

MI State Hosp. Fin. Auth. Rev. Bonds
(Henry Ford Hlth.), 5.75%, 11/15/39	A3	4,400,000	5,054,852

Star Intl. Academy Rev. Bonds
(Pub. School Academy), 5.00%, 3/1/33	BBB	1,675,000	1,764,294

			23,254,614
Minnesota (1.1%)
Douglas Cnty., Gross Hlth. Care Fac. Rev. Bonds
(Douglas Cnty. Hosp.)
6.25%, 7/1/34 (Prerefunded 7/1/18)	AAA/P	1,550,000	1,714,889
6.25%, 7/1/34 (Prerefunded 7/1/18)	AAA/P	850,000	940,423

Ham Lake, Charter School Lease Rev. Bonds
(DaVinci Academy of Arts & Science), Ser. A,
5.00%, 7/1/47	BB–/P	1,000,000	1,045,290

Inver Grove Heights, Nursing Home Rev. Bonds
(Presbyterian Homes Care), 5.50%, 10/1/41	B/P	1,000,000	1,000,650

Minneapolis & St. Paul, Hsg. & Redev. Auth.
Hlth. Care VRDN (Allina Hlth. Syst.), Ser. B-1,
0.39s, 11/15/35	VMIG1	1,000,000	1,000,000

North Oaks, Sr. Hsg. Rev. Bonds
(Presbyterian Homes North Oaks)
6.125%, 10/1/39	BB/P	1,375,000	1,423,290
6.00%, 10/1/27	BB/P	1,250,000	1,302,500

Northfield, Hosp. Rev. Bonds, 5.375%, 11/1/31	BBB	1,500,000	1,514,085

Otsego, Charter School Lease Rev. Bonds
(Kaleidoscope Charter School), Ser. A
5.00%, 9/1/44	BB+	925,000	967,476
5.00%, 9/1/34	BB+	300,000	318,396

St. Paul, Hsg. & Redev. Auth. Charter School Lease
Rev. Bonds (Nova Classical Academy), Ser. A,
6.375%, 9/1/31	BBB–	500,000	582,505

			11,809,504

Tax-Free High Yield Fund 35

MUNICIPAL BONDS AND NOTES (96.4%)* cont.	Rating**	Principal amount	Value

Mississippi (1.1%)
MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN (Chevron USA, Inc.), Ser. E,
0.4s, 12/1/30	VMIG1	$6,500,000	$6,500,000

Warren Cnty., Gulf Opportunity Zone Rev. Bonds
(Intl. Paper Co.), Ser. A, 6.50%, 9/1/32	Baa2	5,400,000	6,000,858

			12,500,858
Missouri (0.5%)
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Saint Lukes Hlth. Syst., Inc.), 5.00%, 11/15/35	A1	875,000	1,068,025

MO State Hlth. & Edl. Fac. Auth. VRDN
(WA U. (The)), Ser. D, 0.37s, 9/1/30	VMIG1	4,400,000	4,400,000

			5,468,025
Nebraska (0.7%)
Central Plains, Energy Rev. Bonds
(NE Gas No. 1), Ser. A, 5.25%, 12/1/18	A3	1,500,000	1,640,475
(NE Gas No. 3), 5.00%, 9/1/32	A3	3,000,000	3,422,220

Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Immanuel Oblig. Group), 5.625%, 1/1/40	AA/F	1,825,000	2,058,144

			7,120,839
Nevada (0.5%)
Clark Cnty., Impt. Dist. No. 159 Special
Assessment Bonds (Summerlin Village 16A),
5.00%, 8/1/35	B+/P	700,000	731,976

Henderson, Local Impt. Dist. Special Assmt.
Bonds (No. T-17), 5.00%, 9/1/25	BBB–/P	730,000	745,790

Las Vegas, Special Assmt. Bonds
5.00%, 6/1/30	B+/P	570,000	611,120
(Dist. No. 607 Local Impt.), 5.00%, 6/1/22	BBB–/P	425,000	481,287

Las Vegas, Impt. Dist. No. 812 Special Assessment
Bonds (Summerlin Village 24), 5.00%, 12/1/35	B/P	750,000	796,763

Las Vegas, Redev. Agcy. Tax Allocation Bonds
(Tax Increment), 5.00%, 6/15/40	BBB+	1,400,000	1,640,170

			5,007,106
New Hampshire (0.1%)
NH State Bus. Fin. Auth. Solid Waste Disp. 144A
Mandatory Put Bonds (10/1/19) (Casella Waste
Syst., Inc.), 4.00%, 4/1/29	BB–	650,000	684,099

NH State Hlth. & Ed. Fac. Auth. Rev. Bonds
(Kendel at Hanover), 5.00%, 10/1/46	BBB+/F	625,000	732,563

			1,416,662
New Jersey (5.4%)
Burlington Cnty., Bridge Comm. Econ. Dev. Rev.
Bonds (The Evergreens), 5.625%, 1/1/38	BB+/P	3,500,000	3,677,590

NJ State Econ. Dev. Auth. Rev. Bonds
(Paterson Charter School Science & Tech.),
Ser. A, 6.10%, 7/1/44	BB+	655,000	681,259
(Cranes Mill), Ser. A, 6.00%, 7/1/38	BBB/F	1,750,000	1,835,768
(Paterson Charter School Science & Tech.),
Ser. A, 6.00%, 7/1/32	BB+	300,000	314,394
(MSU Student Hsg.), 5.875%, 6/1/42	Baa3	5,110,000	5,709,863
(Continental Airlines, Inc.), 5.50%, 6/1/33	BB–	2,000,000	2,259,040
(NYNJ Link Borrower, LLC), 5.375%, 1/1/43	BBB–	2,500,000	2,929,900
(Paterson Charter School), Ser. C, 5.30%, 7/1/44	BB+	2,250,000	2,227,230

36 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (96.4%)* cont.	Rating**	Principal amount	Value

New Jersey cont.
NJ State Econ. Dev. Auth. Rev. Bonds
(Lions Gate), 5.25%, 1/1/44	BB–/P	$500,000	$530,180
(Continental Airlines, Inc.), 5.25%, 9/15/29	BB–	3,500,000	3,932,810

NJ State Econ. Dev. Auth. Energy Fac. Rev. Bonds
(UMM Energy Partners, LLC), Ser. A
5.00%, 6/15/37	Baa3	1,000,000	1,083,300
4.75%, 6/15/32	Baa3	170,000	183,797

NJ State Econ. Dev. Auth. Fac. Rev. Bonds
(Continental Airlines, Inc.), 5.625%, 11/15/30	BB–	1,000,000	1,152,900

NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6.625%, 7/1/38	Baa3	6,000,000	6,561,540
(St. Peter’s U. Hosp.), 6.25%, 7/1/35	Ba1	2,500,000	2,768,425
(U. Hosp. of NJ), Ser. A, AGM, 5.00%, 7/1/46	AA	500,000	593,140
(Holy Name Hosp.), 5.00%, 7/1/36	Baa2	3,500,000	3,503,955

Tobacco Settlement Fin. Corp. Rev. Bonds
Ser. 1A, 5.00%, 6/1/41	B3	8,000,000	7,898,560
Ser. 1A, 4.75%, 6/1/34	B3	7,700,000	7,518,511
zero %, 6/1/41	A–	12,500,000	3,340,750

			58,702,912
New Mexico (1.0%)
Farmington, Poll. Control Rev. Bonds
(Public Service Co. of San Juan, NM)
Ser. D, 5.90%, 6/1/40	BBB+	3,000,000	3,404,070
Ser. A, 4.875%, 4/1/33	BBB+	7,660,000	7,790,756

			11,194,826
New York (4.3%)
Brooklyn Arena Local Dev. Corp. Rev. Bonds
(Barclays Ctr.), 6.375%, 7/15/43	Baa3	3,000,000	3,480,030

Broome Cnty., Indl. Dev. Agcy. Continuing
Care Retirement Rev. Bonds (Good Shepard
Village), Ser. A, U.S. Govt. Coll., 6.875%, 7/1/40
(Prerefunded 7/1/18)	AAA/P	715,000	799,978

Metro. Trans. Auth. Rev. Bonds, Ser. B,
5.00%, 11/15/37	AA–	1,500,000	1,845,780

NY City, Indl. Dev. Agcy. Rev. Bonds
(Yankee Stadium — Pilot), AGC, 7.00%, 3/1/49	AA	1,000,000	1,157,310

NY State Dorm. Auth. Non-State Supported
Debt Rev. Bonds (Orange Regl. Med. Ctr.),
6.25%, 12/1/37	Ba1	4,180,000	4,561,927

NY State Env. Fac. Corp. Solid Waste Disp. 144A
Mandatory Put Bonds (12/2/19) (Casella Waste
Syst., Inc.), 3.75%, 12/1/44	BB–	1,500,000	1,556,115

NY State Liberty Dev. Corp. Rev. Bonds
(7 World Trade Ctr.), Class 3, 5.00%, 3/15/44	A2	1,000,000	1,143,180

NY State Liberty Dev. Corp. 144A Rev. Bonds
(World Trade Ctr.)
Class 2, 5.375%, 11/15/40	BB–/P	1,250,000	1,473,275
Class 1, 5.00%, 11/15/44	BB–/P	8,250,000	9,477,898

Tax-Free High Yield Fund 37

MUNICIPAL BONDS AND NOTES (96.4%)* cont.	Rating**	Principal amount	Value

New York cont.
NY State Trans. Special Fac. Dev. Corp. Rev. Bonds
(Laguardia Arpt. Term. B Redev. Program),
Ser. A, 5.25%, 1/1/50	Baa3	$1,000,000	$1,160,050
(Laguardia Arpt. Term. B Redev. Program),
Ser. A, 5.00%, 7/1/46	Baa3	2,500,000	2,846,900
(Laguardia Arpt. Term. B Redev. Program),
Ser. A, 5.00%, 7/1/41	Baa3	1,000,000	1,146,310
(American Airlines, Inc.-John F. Kennedy
Intl. Arpt.), 5.00%, 8/1/31	BB–	4,750,000	5,207,235

Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds
(St. Elizabeth Med.), Ser. A, 5.875%, 12/1/29	BB–/P	1,500,000	1,501,755

Onondaga, Civic Dev. Corp. Rev. Bonds
(St. Joseph’s Hosp. Hlth. Ctr.), U.S. Govt. Coll.
5.125%, 7/1/31 (Prerefunded 7/1/19)	AAA/P	2,310,000	2,611,917
5.00%, 7/1/42 (Prerefunded 7/1/22)	AAA/P	1,000,000	1,229,030

Port Auth. of NY & NJ Special Oblig. Rev. Bonds
(JFK Intl. Air Term.), 6.00%, 12/1/42	Baa1	2,100,000	2,462,229

Westchester Cnty., Indl Dev. Agcy. Civic Fac. Rev.
Bonds (Pace U.), Ser. A, 5.50%, 5/1/42	BB+	2,750,000	3,232,213

Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(St. John’s Riverside Hosp.), Ser. A,
7 1/8s, 7/1/31	BB–	500,000	500,350

			47,393,482
North Carolina (1.3%)
NC Cap. Fin. Agcy. Edl. Fac. Rev. Bonds
(Meredith College), 6.00%, 6/1/31	BBB	1,000,000	1,084,980

NC State Med. Care Cmnty. Hlth. Care
Fac. Rev. Bonds
(Deerfield), Ser. A, 6.125%, 11/1/38
(Prerefunded 11/1/18)	A–/F	450,000	494,600
(First Mtge. — Presbyterian Homes),
5.375%, 10/1/22	BB/P	750,000	754,418

NC State Med. Care Comm. Hlth. Fac. Rev. Bonds
(Pennybyrn at Maryfield, Inc.), 5.00%, 10/1/35	BB/P	625,000	684,981

NC State Med. Care Comm. Retirement
Fac. Rev. Bonds
(Carolina Village), 6.00%, 4/1/38	BB/P	3,500,000	3,645,740
(Salemtowne), 5.25%, 10/1/37	BB/P	3,750,000	4,164,113
(Aldersgate United Methodist Church),
5.00%, 7/1/45	BB/P	1,500,000	1,629,030
(United Church Homes & Svcs. Oblig. Group),
Ser. A, 5.00%, 9/1/37	BB/P	1,000,000	1,092,950
(United Methodist Retirement Homes), Ser. A,
5.00%, 10/1/35	BBB/F	500,000	598,630

			14,149,442
Ohio (4.4%)
American Muni. Pwr., Inc. Rev. Bonds (Greenup
Hydroelectric Pwr. Plant), Ser. A, 5.00%, 2/15/41	A1	4,075,000	4,938,207

Buckeye, Tobacco Settlement Fin.
Auth. Rev. Bonds
Ser. A-2, 6.50%, 6/1/47	B3	2,000,000	2,047,420
Ser. A-3, 6.25%, 6/1/37	B–	3,300,000	3,367,320

38 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (96.4%)* cont.	Rating**	Principal amount	Value

Ohio cont.
Buckeye, Tobacco Settlement Fin.
Auth. Rev. Bonds
Ser. A-2, 6.00%, 6/1/42	B3	$2,500,000	$2,499,750
Ser. A-2, 5.875%, 6/1/47	B3	7,000,000	6,954,920
Ser. A-2, 5.875%, 6/1/30	B–	6,055,000	6,051,609
Ser. A-2, 5.75%, 6/1/34	B–	3,925,000	3,877,272

Franklin Cnty., Hlth. Care Fac. Rev. Bonds
(OH Presbyterian Retirement Svcs. (OPRS)
Cmntys. Oblig. Group), Ser. A, 6.00%, 7/1/35	BBB–	3,000,000	3,426,480

Lake Cnty., Hosp. Fac. Rev. Bonds
(Lake Hosp. Syst., Inc.), Ser. C
6.00%, 8/15/43	A3	250,000	273,925
U.S. Govt. Coll., 6.00%, 8/15/43
(Prerefunded 8/15/18)	AAA/P	1,300,000	1,440,543

Lucas Cnty., Hlth. Care Fac. Rev. Bonds
(Lutheran Homes), Ser. A, 7.00%, 11/1/45
(Prerefunded 11/1/20)	BB+/P	500,000	626,010

OH State Air Quality Dev. Auth. Rev. Bonds
(Valley Elec. Corp.), Ser. E, 5.625%, 10/1/19	Baa3	1,000,000	1,099,820

OH State Higher Edl. Fac. Comm. Rev. Bonds
(Kenyon College), 5.00%, 7/1/44	A1	4,850,000	5,437,432

OH State Hosp. Rev. Bonds (U. Hosp. Hlth. Syst.),
Ser. A, 5.00%, 1/15/41	A2	900,000	1,076,598

Scioto Cnty., Hosp. Rev. Bonds
(Southern OH Med. Ctr.), 5.00%, 2/15/34	A2	800,000	964,192

Southeastern OH Port Auth. Hosp.
Fac. Rev. Bonds
5.75%, 12/1/32	BB/F	2,225,000	2,561,331
(Memorial Hlth. Syst. Oblig. Group),
5.50%, 12/1/43	BB/F	235,000	262,566

Warren Cnty., Hlth. Care Fac. Rev. Bonds
(Otterbein Homes), Ser. A, 5.00%, 7/1/40	A	1,355,000	1,592,166

			48,497,561
Oklahoma (0.5%)
OK Cnty., Fin. Auth. Rev. Bonds (Epworth Village),
Ser. A, 5.00%, 4/1/33	BB–/P	1,070,000	1,073,071

Tulsa, Muni. Arpt. Trust Mandatory Put Bonds
(6/1/25) (American Airlines, Inc.), 5.00%, 6/1/35	BB–	1,750,000	2,015,948

Tulsa, Muni. Arpt. Trust Rev. Bonds
(American Airlines, Inc.), Ser. B, 5.50%, 12/1/35	B+/P	2,000,000	2,286,620

Oregon (0.4%)			5,375,639
Multnomah Cnty., Hosp. Fac. Auth. Rev.
Bonds (Mirabella at South Waterfront), Ser. A,
5.40%, 10/1/44	BB–/P	1,000,000	1,125,510

Warm Springs Reservation, Confederated Tribes
144A Rev. Bonds (Pelton Round Butte Tribal),
Ser. B, 6.375%, 11/1/33	A3	1,800,000	2,012,400

Yamhill Ctny., Hosp. Auth. Rev. Bonds
(Friendsview Retirement Cmnty.), Ser. A,
5.00%, 11/15/46	BB/P	750,000	824,370

			3,962,280

Tax-Free High Yield Fund 39

MUNICIPAL BONDS AND NOTES (96.4%)* cont.	Rating**	Principal amount	Value

Pennsylvania (3.1%)
Allegheny Cnty., G.O. Bonds, Ser. C76,
5.00%, 11/1/41	AA–	$3,700,000	$4,501,420

Allegheny Cnty., Higher Ed. Bldg.
Auth. Rev. Bonds
(Robert Morris U.), Ser. A, 5.75%, 10/15/40	Baa3	765,000	871,565
(Chatham U.), Ser. A, 5.00%, 9/1/35	BBB	1,000,000	1,131,600
(Chatham U.), Ser. A, 5.00%, 9/1/30	BBB	1,500,000	1,734,000

Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
(U.S. Steel Corp.), 5.75%, 8/1/42	B	1,000,000	878,250

Chester Cnty., Indl. Dev. Auth. Rev. Bonds
(Renaissance Academy Charter School),
5.00%, 10/1/34	BBB–	625,000	694,306

Cumberland Cnty., Muni. Auth. Rev. Bonds
(Diakon Lutheran Social Ministries), 5.00%, 1/1/38	BBB+/F	1,900,000	2,192,809

Dauphin Cnty., Gen. Auth. Hlth. Syst. Rev. Bonds
(Pinnacle Hlth. Syst.), Ser. A, 5.00%, 6/1/35	A+	525,000	636,683

East Hempfield Twp., Indl. Dev. Auth. Rev.
Bonds (Millersville U. Student Hsg. & Svcs., Inc.),
5.00%, 7/1/34	Baa3	800,000	907,096

Lancaster Cnty., Hosp. & Hlth. Ctr. Auth. Rev.
Bonds (Landis Homes Retirement Cmnty.), Ser. A,
5.00%, 7/1/45	BBB–/F	1,500,000	1,697,910

Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Brethren Village), Ser. A
6.50%, 7/1/40	BB–/P	3,000,000	3,070,380
6.375%, 7/1/30	BB–/P	1,375,000	1,413,349

Montgomery Cnty., Higher Ed. & Hlth. Auth. Rev.
Bonds (Arcadia U.), 5.25%, 4/1/30	BBB	1,530,000	1,650,656

Moon, Indl. Dev. Auth. Rev. Bonds (Baptist Homes
Society Oblig. Group), 5.75%, 7/1/35	B+/P	2,000,000	2,236,260

Northampton Cnty., Indl. Dev. Auth. Tax Alloc.
Bonds (Rte. 33), 7.00%, 7/1/32	B/P	1,200,000	1,326,180

Northeastern PA Hosp. & Ed. Auth. Rev. Bonds
(Wilkes U.), Ser. A, 5.25%, 3/1/42	BBB	1,000,000	1,144,570

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Shippensburg U.), 6.25%, 10/1/43	Baa3	1,000,000	1,156,350
(Indiana U.), Ser. A, 5.00%, 7/1/32	BBB+	500,000	572,125

PA State Tpk. Comm. Rev. Bonds, Ser. A-1,
5.00%, 12/1/41	A1	1,000,000	1,198,290

Philadelphia, Auth. for Indl. Dev. Rev. Bonds
(Master Charter School), 6.00%, 8/1/35	BBB+	2,175,000	2,399,939

Susquehanna, Area Regl. Arpt. Syst. Auth. Rev.
Bonds, Ser. A, 6.50%, 1/1/38	Baa3	2,000,000	2,115,500

			33,529,238
Puerto Rico (0.9%)
Children’s Trust Fund Tobacco Settlement (The)
Rev. Bonds, 5.625%, 5/15/43	Ba2	1,495,000	1,495,269

Cmnwlth. of PR, G.O. Bonds (Pub. Impt.), Ser. A,
5.75%, 7/1/41 (In default) †	D/P	5,000,000	3,187,500

Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds
(Govt. Fac.), Ser. P, Cmnwlth. of PR Gtd., 6.75%,
7/1/36 (In default) †	D/P	2,500,000	1,525,000

40 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (96.4%)* cont.	Rating**	Principal amount	Value

Puerto Rico cont.
Cmnwlth. of PR, Sales Tax Fin. Corp. Rev.
Bonds, Ser. A
5.375%, 8/1/39	Ca	$1,370,000	$683,288
NATL, zero %, 8/1/43	AA–	15,000,000	3,101,250

			9,992,307
Rhode Island (0.3%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B,
5.00%, 6/1/50	BBB–/P	3,000,000	3,191,280

			3,191,280
South Carolina (1.1%)
SC State Pub. Svc. Auth. Rev. Bonds, Ser. A
5.50%, 12/1/54	AA–	6,000,000	7,229,700
5.00%, 12/1/50	AA–	2,000,000	2,362,540

SC State Pub. Svcs. Auth. Rev. Bonds, Ser. E,
5.25%, 12/1/55	AA–	2,500,000	3,036,275

			12,628,515
South Dakota (0.1%)
SD State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Sanford Oblig Group), 5.00%, 11/1/35	A1	755,000	895,513

			895,513
Tennessee (0.2%)
Chattanooga Hlth. Edl. & Student Hsg. Fac. Board
Rev. Bonds (CDFI Phase I, LLC), 5.00%, 10/1/35	BBB	700,000	824,894

Metro. Govt. Nashville & Davidson Ctny. Hlth. &
Edl. Fac. Board Rev. Bonds (Vanderbilt U.
Med. Ctr.), Ser. A, 5.00%, 7/1/40	A3	900,000	1,085,013

			1,909,907
Texas (10.7%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds
(Uplift Ed.), Ser. A, 5.00%, 12/1/36	BBB–	815,000	959,597

Brazos River Harbor Naval Dist. Env. Rev. Bonds
FRB (Dow Chemical Co.), Ser. A-4, 5.95s, 5/15/33	BBB	5,150,000	5,642,289

Brazos, Harbor Indl. Dev. Corp. Env. Fac.
Mandatory Put Bonds (5/1/28) (Dow Chemical),
5.90%, 5/1/38	BBB	3,850,000	4,125,275

Central TX Regl. Mobility Auth. Rev. Bonds ,
5.00%, 1/1/46	BBB+	750,000	884,303

Clifton, Higher Ed. Fin. Corp. Rev. Bonds
(Idea Pub. Schools)
6.00%, 8/15/33	BBB	500,000	603,695
5.00%, 8/15/32	BBB	2,100,000	2,355,465

Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp. Rev.
Bonds, Ser. A, 5.25%, 11/1/30	A+	2,000,000	2,415,300

Grand Parkway Trans. Corp. Rev. Bonds
(Sub. Tier Toll Syst.), Ser. B, 5.00%, 4/1/53	AA+	900,000	1,046,664

Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(The Methodist Hosp.), Ser. C-1, 0.38s, 12/1/24	A-1+	7,500,000	7,500,000
(Texas Med. Ctr.), Ser. B-1, 0.37s, 9/1/31	VMIG1	930,000	930,000

Houston, Arpt. Syst. Rev. Bonds
(Continental Airlines, Inc. Term. Project),
6.50%, 7/15/30	BB–	3,200,000	3,736,416
Ser. B-1, 5.00%, 7/15/35	BB–	200,000	222,878

Tax-Free High Yield Fund 41

MUNICIPAL BONDS AND NOTES (96.4%)* cont.	Rating**	Principal amount	Value

Texas cont.
Houston, Arpt. Syst. Rev. Bonds
Ser. B-1, 5.00%, 7/15/30	BB–	$2,650,000	$3,008,704
(United Airlines, Inc.), 4.75%, 7/1/24	BB–	4,200,000	4,830,672

Houston, Higher Ed. Fin. Co. Rev. Bonds
(Cosmos Foundation), Ser. A
5.00%, 2/15/42	BBB	2,250,000	2,440,800
5.00%, 2/15/32	BBB	2,250,000	2,509,403

La Vernia, Higher Ed. Fin. Corp. Rev. Bonds
(Kipp, Inc.), Ser. A
6.375%, 8/15/44 (Prerefunded 8/15/19)	BBB	2,450,000	2,860,130
6.25%, 8/15/39 (Prerefunded 8/15/19)	BBB	2,375,000	2,763,693

Love Field, Arpt. Modernization Corp. Special
Fac. Rev. Bonds (Southwest Airlines Co.),
5.25%, 11/1/40	Baa1	4,850,000	5,526,333

Lower CO River Auth. Rev. Bonds, Ser. D,
5.00%, 5/15/32	A	2,000,000	2,428,960

Lower CO River Auth. Transmission Svcs.
Contract Corp. Rev. Bonds, 5.00%, 5/15/33	A	700,000	862,638

Matagorda Cnty., Poll. Control Rev. Bonds
(Central Pwr. & Light Co.), Ser. A,
6.30%, 11/1/29	Baa1	2,400,000	2,692,584
(Dist. No. 1), Ser. A, AMBAC, 4.40%, 5/1/30	Baa1	3,000,000	3,601,380

New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Wesleyan Homes, Inc.), 5.50%, 1/1/43	BB–/P	1,050,000	1,130,420
(NCCD College Station Properties, LLC), Ser. A,
5.00%, 7/1/47	Baa3	1,000,000	1,134,420
(Collegiate Hsg.-Tarleton St.), 5.00%, 4/1/39	Baa3	500,000	578,715
(CHF-Collegiate Student Hsg. Corpus Christi II,
LLC-Texas A&M), Ser. A, 5.00%, 4/1/36	Baa3	355,000	412,535
(Collegiate Hsg.-Tarleton St.), 5.00%, 4/1/34	Baa3	750,000	866,393
(TX A&M U. Collegiate & Student Hsg. College
Station I, LLC), Ser. A, 5.00%, 4/1/29	Baa3	1,605,000	1,897,848

Newark, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(AW Brown-Fellowship Leadership Academy),
Ser. A, 6.00%, 8/15/32	BBB–	600,000	613,584

North East TX, Regl. Mobility Auth. Rev. Bonds,
5.00%, 1/1/41	Baa2	1,350,000	1,602,788

North TX, Edl. Fin. Co. Rev. Bonds (Uplift Edl.),
Ser. A, 5.125%, 12/1/42	BBB–	2,500,000	2,813,300

North TX, Thruway Auth. Rev. Bonds, Ser. B,
zero %, 9/1/37	AA+	3,000,000	1,316,370

North TX, Tollway Auth. Rev. Bonds
(1st Tier), Ser. I, 6.50%, 1/1/43	A1	5,300,000	7,152,509
(Toll 2nd Tier), Ser. F, 5.75%, 1/1/38
(Prerefunded 1/1/18)	A2	870,000	932,858
Ser. A, 5.00%, 1/1/39	A1	3,250,000	3,921,483

42 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (96.4%)* cont.	Rating**	Principal amount	Value

Texas cont.
Red River, Hlth. Retirement Fac. Dev.
Corp. Rev. Bonds
(Happy Harbor Methodist Home, Inc.), Ser. A,
7.75%, 11/15/44	B–/P	$830,000	$993,128
(Sears Methodist Retirement Syst. Oblig.
Group), Ser. C, 6.25%, 5/9/53 (In default) †	D/P	162,000	243
(Sears Methodist Retirement Syst. Oblig.
Group), Ser. B, 6.15%, 11/15/49 (In default) †	D/P	2,766,000	4,149
(Sears Methodist Retirement Syst. Oblig.
Group), Ser. A, 6.05%, 11/15/46 (In default) †	D/P	1,833,000	2,750
(Sears Methodist Retirement Syst. Oblig.
Group), Ser. D, 6.05%, 11/15/46 (In default) †	D/P	317,000	476
(Sears Methodist Retirement Syst. Oblig.
Group), Ser. A, 5.45%, 11/15/38 (In default) †	D/P	4,122,000	6,183

SA Energy Acquisition Pub. Fac. Corp. Rev. Bonds
(Gas Supply), 5.50%, 8/1/25	A3	385,000	483,872

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp.
Retirement Fac. Rev. Bonds
(Sr. Living Ctr.), Ser. A, 8.25%, 11/15/44	B+/P	2,050,000	2,177,182
(Air Force Village), 6.375%, 11/15/44	BBB–/F	4,000,000	4,393,920
(Buckingham Sr. Living Cmnty., Inc.), Ser. A,
5.50%, 11/15/45	BB/F	1,500,000	1,690,320

Travis Cnty., Cultural Ed. Fac. Fin. Corp. Rev.
Bonds (Wayside Schools), Ser. A
5.25%, 8/15/42	BB+	810,000	864,869
5.00%, 8/15/27	BB+	500,000	547,615

TX Muni. Gas Acquisition & Supply Corp. I Rev.
Bonds, Ser. A, 5.25%, 12/15/24	Baa1	4,500,000	5,501,160

TX Private Activity Surface Trans.
Corp. Rev. Bonds
(LBJ Infrastructure), 7.00%, 6/30/40	Baa3	4,500,000	5,371,695
(NTE Mobility), 6.875%, 12/31/39	Baa2	3,350,000	3,978,527

TX State Private Activity Bond Surface Trans.
Corp. Rev. Bonds (Blueridge Trans. Group, LLC
(SH 288 Toll Lane))
5.00%, 12/31/55	Baa3	1,500,000	1,733,700
5.00%, 12/31/50	Baa3	250,000	290,058

Uptown, Dev. Auth. Tax Increment Contract
Tax Alloc. Bonds (Infrastructure Impt. Fac.),
5.50%, 9/1/29	BBB	1,000,000	1,102,690

			117,462,939
Utah (0.6%)
Murray City, Hosp. VRDN (IHC Hlth. Svcs., Inc.),
Ser. A, 0.38s, 5/15/37	VMIG1	6,300,000	6,300,000

			6,300,000
Vermont (0.1%)
VT State Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
(U. of VT Med. Ctr.), Ser. A, 5.00%, 12/1/35	A3	1,000,000	1,208,860

			1,208,860

Tax-Free High Yield Fund 43

MUNICIPAL BONDS AND NOTES (96.4%)* cont.	Rating**	Principal amount	Value

Virginia (1.9%)
Albemarle Cnty., Indl. Dev. Auth. Res. Care
Fac. Rev. Bonds (Westminster-Canterbury),
5.00%, 1/1/31	BB/P	$575,000	$581,440

Alexandria, Indl. Dev. Auth. Res. Care Fac.
Mtge. Rev. Bonds (Goodwin House, Inc.),
5.00%, 10/1/45	BBB/F	1,500,000	1,741,290

Cherry Hill Cmnty., Dev. Auth. 144A Special
Assmt. Bonds (Potomac Shores), 5.15%, 3/1/35	B/P	500,000	520,730

Chesterfield Cnty., Hlth. Ctr. Cmnty. Res. Care
Fac. Rev. Bonds (Lucy Corr Village), Ser. A,
6.25%, 12/1/38	B–/P	1,450,000	1,452,103

Lexington, Indl. Dev. Auth. Res. Care Fac.
Rev. Bonds (Kendal at Lexington), Ser. A,
5.50%, 1/1/37	BB+/P	1,460,000	1,475,461

Lower Magnolia Green Cmnty., Dev. Auth. 144A
Special Assmt. Bonds, 5.00%, 3/1/35	B/P	855,000	864,354

Stafford Cnty., Econ. Dev. Auth. Hosp. Fac.
Rev. Bonds (Mary Washington Healthcare),
5.00%, 6/15/36	Baa1	1,000,000	1,200,900

VA State Small Bus. Fin. Auth. Rev. Bonds
(Elizabeth River Crossings OPCO, LLC),
6.00%, 1/1/37	BBB	2,100,000	2,549,085
(95 Express Lanes, LLC), 5.00%, 1/1/40	BBB–	4,500,000	4,943,970

Washington Cnty., Indl. Dev. Auth. Hosp. Fac. Rev.
Bonds (Mountain States Hlth. Alliance), Ser. C,
7.75%, 7/1/38	Baa1	5,100,000	5,799,771

			21,129,104
Washington (1.0%)
Port Seattle, Port Indl. Dev. Corp. Rev. Bonds
(Delta Airlines, Inc.), 5.00%, 4/1/30	BB+	700,000	756,042

WA State Higher Ed. Fac. Auth. Rev. Bonds
(Whitworth U.), 5.625%, 10/1/40	Baa1	1,600,000	1,784,064

WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7.00%, 7/1/39
(Prerefunded 7/1/19)	Baa1	3,000,000	3,541,740
(Kadlec Med. Ctr.), 5.50%, 12/1/39
(Prerefunded 12/1/20)	AAA/P	1,200,000	1,434,336
(Central WA Hlth. Svcs. Assn.), 4.00%, 7/1/36	Baa1	1,620,000	1,674,351

WA State Hsg. Fin. Comm. 144A Rev. Bonds
(Heron’s Key Oblig. Group), Ser. A,
7.00%, 7/1/50	B–/P	1,000,000	1,084,690
(Bayview Manor Homes), Ser. A, 5.00%, 7/1/46	BB+/P	1,000,000	1,070,980

			11,346,203
West Virginia (0.3%)
Pleasants Cnty., Poll. Control Rev. Bonds
(Allegheny), Ser. F, 5.25%, 10/15/37	Baa3	500,000	514,395

WV State Hosp. Fin. Auth. Rev. Bonds (Thomas
Hlth. Syst.), 6.75%, 10/1/43	B+/P	2,330,000	2,462,717

			2,977,112

44 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (96.4%)* cont.	Rating**	Principal amount	Value

Wisconsin (1.9%)
Platteville, Redev. Auth. Rev. Bonds
(UW-Platteville Real Estate), 5.00%, 7/1/32	BBB–	$1,500,000	$1,672,530

Pub. Fin. Auth. Arpt. Fac. Rev. Bonds
(Sr. Oblig. Group), 5.25%, 7/1/28	BBB	800,000	922,552
(Trans. Infrastructure Properties), 5.00%, 7/1/42	BBB	3,500,000	3,860,535

Pub. Fin. Auth. Exempt Fac. Rev. Bonds
(Celanese U.S. Holdings, LLC), Ser. C,
4.30%, 11/1/30	Baa3	700,000	758,506

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(St. Johns Cmntys. Inc.), Ser. A, 7.625%,
9/15/39 (Prerefunded 9/15/19)	AAA/F	1,550,000	1,878,182
(St. Johns Cmntys. Inc.), Ser. A, 7.25%, 9/15/29
(Prerefunded 9/15/19)	AAA/F	1,000,000	1,200,200
(Prohealth Care, Inc.), 6.625%, 2/15/39
(Prerefunded 2/15/19)	AAA/P	3,000,000	3,443,100
(St. John’s Cmnty., Inc.), Ser. B, 5.00%, 9/15/45	BBB+/F	750,000	832,793
(Prohealth Care, Inc.), 5.00%, 8/15/39	A1	750,000	879,735

WI State Pub. Fin. Auth Sr. Living Rev. Bonds
(Rose Villa, Inc.), Ser. A
6.00%, 11/15/49	BB–/P	1,000,000	1,121,040
5.75%, 11/15/44	BB–/P	500,000	553,710
5.50%, 11/15/34	BB–/P	1,685,000	1,865,362

WI State Pub. Fin. Auth. 144A Rev. Bonds
(Church Home of Hartford, Inc.), Ser. A,
5.00%, 9/1/38	BB/F	1,500,000	1,613,340

			20,601,585

Total municipal bonds and notes (cost $935,101,804)			$1,053,633,783

PREFERRED STOCKS (1.1%)*		Shares	Value

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A-5, 5s cum. pfd.		5,100,000	$5,406,000

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. B,
7 3/4s cum. pfd.		6,000,000	6,473,160

Total preferred stocks (cost $11,100,000)			$11,879,160

UNITIZED TRUST (0.1%)*		Shares	Value

CMS Liquidating Trust 144A F		400	$991,752

Total Unitized Trust (cost $1,206,477)			$991,752

COMMON STOCKS (—%)*		Shares	Value

Tembec, Inc. (Canada) †		10,751	$8,481

Total common stocks (cost $8,077,612)			$8,481

TOTAL INVESTMENTS

Total investments (cost $955,485,893)			$1,066,513,176

Tax-Free High Yield Fund 45

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2015 through July 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,093,318,843.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.

† This security is non-income-producing.

## Forward commitment, in part or in entirety (Note 1).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees.

Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	25.9%
Transportation	14.0
Utilities	11.0

46 Tax-Free High Yield Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$8,481	$—	$—

Total common stocks	8,481	—	—

Municipal bonds and notes	—	1,053,601,823	31,960

Preferred stocks	—	11,879,160	—

Unitized trust	—	—	991,752

Totals by level	$8,481	$1,065,480,983	$1,023,712

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Tax-Free High Yield Fund 47

Statement of assets and liabilities 7/31/16

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $955,485,893)	$1,066,513,176

Cash	33,958,054

Interest and other receivables	10,626,357

Receivable for shares of the fund sold	1,249,142

Receivable for investments sold	539,330

Prepaid assets	36,630

Total assets	1,112,922,689

LIABILITIES

Payable for investments purchased	1,877,182

Payable for purchases of delayed delivery securities (Note 1)	14,216,686

Payable for shares of the fund repurchased	1,478,475

Payable for compensation of Manager (Note 2)	442,594

Payable for custodian fees (Note 2)	3,262

Payable for investor servicing fees (Note 2)	119,567

Payable for Trustee compensation and expenses (Note 2)	422,629

Payable for administrative services (Note 2)	4,035

Payable for distribution fees (Note 2)	242,579

Distributions payable to shareholders	642,661

Other accrued expenses	154,176

Total liabilities	19,603,846

Net assets	$1,093,318,843

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,079,680,550

Undistributed net investment income (Note 1)	6,390,558

Accumulated net realized loss on investments (Note 1)	(103,779,548)

Net unrealized appreciation of investments	111,027,283

Total — Representing net assets applicable to capital shares outstanding	$1,093,318,843

(Continued on next page)

48 Tax-Free High Yield Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($822,429,227 divided by 63,220,710 shares)	$13.01

Offering price per class A share (100/96.00 of $13.01)*	$13.55

Net asset value and offering price per class B share ($12,745,917 divided by 977,768 shares)**	$13.04

Net asset value and offering price per class C share ($80,038,138 divided by 6,138,607 shares)**	$13.04

Net asset value and redemption price per class M share ($9,294,632 divided by 714,409 shares)	$13.01

Offering price per class M share (100/96.75 of $13.01)†	$13.45

Net asset value, offering price and redemption price per class Y share
($168,810,929 divided by 12,925,536 shares)	$13.06

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Tax-Free High Yield Fund 49

Statement of operations Year ended 7/31/16

INTEREST INCOME	$49,580,183

EXPENSES

Compensation of Manager (Note 2)	$4,855,133

Investor servicing fees (Note 2)	691,572

Custodian fees (Note 2)	14,437

Trustee compensation and expenses (Note 2)	79,833

Distribution fees (Note 2)	2,685,222

Administrative services (Note 2)	27,807

Other	372,837

Fees waived and reimbursed by Manager (Note 2)	(11,630)

Total expenses	8,715,211

Expense reduction (Note 2)	(4,142)

Net expenses	8,711,069

Net investment income	40,869,114

Net realized loss on investments (Notes 1 and 3)	(446,339)

Net unrealized appreciation of investments during the year	51,550,129

Net gain on investments	51,103,790

Net increase in net assets resulting from operations	$91,972,904

The accompanying notes are an integral part of these financial statements.

50 Tax-Free High Yield Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 7/31/16	Year ended 7/31/15

Operations:
Net investment income	$40,869,114	$42,334,314

Net realized gain (loss) on investments	(446,339)	5,597,883

Net unrealized appreciation of investments	51,550,129	5,065,741

Net increase in net assets resulting from operations	91,972,904	52,997,938

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(1,130,045)	(1,541,786)

Class B	(17,643)	(23,672)

Class C	(101,220)	(120,251)

Class M	(12,489)	(15,455)

Class Y	(217,795)	(170,902)

From tax-exempt net investment income
Class A	(30,842,823)	(33,365,589)

Class B	(404,545)	(441,002)

Class C	(2,256,231)	(2,192,720)

Class M	(314,652)	(328,185)

Class Y	(6,113,851)	(4,994,756)

Increase from capital share transactions (Note 4)	60,611,203	8,605,415

Total increase in net assets	111,172,813	18,409,035

NET ASSETS

Beginning of year	982,146,030	963,736,995

End of year (including undistributed net investment income
of $6,390,558 and $5,324,181, respectively)	$1,093,318,843	$982,146,030

The accompanying notes are an integral part of these financial statements.

Tax-Free High Yield Fund 51

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%)[a]	(in thousands)	(%)[b]	net assets (%)	(%)

Class A
July 31, 2016	$12.39	.52	.62	1.14	(.52)	(.52)	—	—	$13.01	9.37	$822,429	.82[e]	4.02[e]	25
July 31, 2015	12.27	.55	.12	.67	(.55)	(.55)	—	—	12.39	5.48	765,887.80		4.28	17
July 31, 2014	11.85	.55	.42	.97	(.55)	(.55)	—	—	12.27	8.47	807,290.80		4.73	19
July 31, 2013	12.66	.57	(.83)	(.26)	(.55)	(.55)	—[c]	—	11.85	(2.22)	843,916.80		4.43	16
July 31, 2012	11.56	.60	1.10	1.70	(.60)	(.60)	—[c]	—[d]	12.66	15.03	1,008,921.81		4.94	13

Class B
July 31, 2016	$12.42	.44	.62	1.06	(.44)	(.44)	—	—	$13.04	8.68	$12,746	1.44[e]	3.40[e]	25
July 31, 2015	12.29	.47	.13	.60	(.47)	(.47)	—	—	12.42	4.91	11,828	1.42	3.66	17
July 31, 2014	11.87	.48	.42	.90	(.48)	(.48)	—	—	12.29	7.79	12,503	1.42	4.11	19
July 31, 2013	12.68	.49	(.83)	(.34)	(.47)	(.47)	—[c]	—	11.87	(2.82)	13,324	1.42	3.82	16
July 31, 2012	11.58	.52	1.10	1.62	(.52)	(.52)	—[c]	—[d]	12.68	14.33	13,768	1.43	4.32	13

Class C
July 31, 2016	$12.42	.42	.62	1.04	(.42)	(.42)	—	—	$13.04	8.52	$80,038	1.59[e]	3.25[e]	25
July 31, 2015	12.29	.45	.13	.58	(.45)	(.45)	—	—	12.42	4.75	66,342	1.57	3.51	17
July 31, 2014	11.88	.46	.41	.87	(.46)	(.46)	—	—	12.29	7.54	60,957	1.57	3.96	19
July 31, 2013	12.69	.47	(.83)	(.36)	(.45)	(.45)	—[c]	—	11.88	(2.97)	69,981	1.57	3.67	16
July 31, 2012	11.58	.50	1.11	1.61	(.50)	(.50)	—[c]	—[d]	12.69	14.24	70,823	1.58	4.13	13

Class M
July 31, 2016	$12.39	.48	.62	1.10	(.48)	(.48)	—	—	$13.01	9.08	$9,295	1.09[e]	3.75[e]	25
July 31, 2015	12.27	.51	.12	.63	(.51)	(.51)	—	—	12.39	5.20	8,549	1.07	4.00	17
July 31, 2014	11.85	.52	.42	.94	(.52)	(.52)	—	—	12.27	8.18	8,014	1.07	4.46	19
July 31, 2013	12.66	.53	(.82)	(.29)	(.52)	(.52)	—[c]	—	11.85	(2.48)	8,543	1.07	4.16	16
July 31, 2012	11.57	.56	1.09	1.65	(.56)	(.56)	—[c]	—[d]	12.66	14.68	9,357	1.08	4.68	13

Class Y
July 31, 2016	$12.44	.54	.62	1.16	(.54)	(.54)	—	—	$13.06	9.59	$168,811	.59[e]	4.24[e]	25
July 31, 2015	12.31	.57	.13	.70	(.57)	(.57)	—	—	12.44	5.79	129,540.57		4.51	17
July 31, 2014	11.89	.58	.42	1.00	(.58)	(.58)	—	—	12.31	8.69	74,972.57		4.93	19
July 31, 2013	12.70	.60	(.83)	(.23)	(.58)	(.58)	—[c]	—	11.89	(1.99)	50,405.57		4.65	16
July 31, 2012	11.59	.62	1.11	1.73	(.62)	(.62)	—[c]	—[d]	12.70	15.38	103,030.58		5.11	13

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Amount represents less than $0.01 per share.

d Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Southwest Capital, which amounted to less than $0.01 per share outstanding as of August 22, 2011.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class. (Note 2)

The accompanying notes are an integral part of these financial statements.

52 Tax-Free High Yield Fund	Tax-Free High Yield Fund 53

Notes to financial statements 7/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2015 through July 31, 2016.

Putnam Tax-Free High Yield Fund (the fund) is a diversified series of Putnam Tax-Free Income Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income exempt from federal income tax. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)), are combination of below-investment-grade and investment grade securities, and have intermediate- to long-term maturities (three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in tax-exempt investments. This policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

54 Tax-Free High Yield Fund

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the

Tax-Free High Yield Fund 55

accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2016, the fund had a capital loss carryover of $100,920,539 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$2,620,956	$32,173,354	$34,794,310	*

17,411,277	N/A	17,411,277	July 31, 2017

33,971,635	N/A	33,971,635	July 31, 2018

14,743,317	N/A	14,743,317	July 31, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $3,809,604 recognized during the period between November 1, 2015 and July 31, 2016 to its fiscal year ending July 31, 2017.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include temporary and/or permanent differences from late year loss deferrals, from the expiration of a capital loss carryover, from dividends payable, and from market discount. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,608,557 to increase undistributed net investment income, $4,270,473 to decrease paid-in capital and $2,661,916 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$128,823,613
Unrealized depreciation	(16,845,734)

Net unrealized appreciation	111,977,879
Undistributed tax-exempt income	5,015,558
Undistributed ordinary income	2,017,659
Capital loss carryforward	(100,920,539)
Post-October capital loss deferral	(3,809,604)
Cost for federal income tax purposes	$954,535,297

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are

56 Tax-Free High Yield Fund

invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.630%	of the first $5 billion,	0.430%	of the next $50 billion,

0.580%	of the next $5 billion,	0.410%	of the next $50 billion,

0.530%	of the next $10 billion,	0.400%	of the next $100 billion and

0.480%	of the next $10 billion,	0.395%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.474% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $11,630.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

Effective September 1, 2016, Putnam Investor Services, Inc. will receive fees for investor servicing for class A, class B, class C, class M and class Y shares that include (1) a per account fee for each retail account of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$529,270	Class M	5,796

Class B	8,260	Class Y	99,914

Class C	48,332	Total	$691,572

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $4,142 under the expense offset arrangements.

Tax-Free High Yield Fund 57

Each Independent Trustee of the fund receives an annual Trustee fee, of which $820, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to March 21, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,820,960	Class M	42,985

Class B	104,136	Total	$2,685,222

Class C	717,141

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $58,952 and $662 from the sale of class A and class M shares, respectively, and received $10,237 and $2,228 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,138 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$293,233,832	$247,054,803

U.S. government securities (Long-term)	—	—

Total	$293,233,832	$247,054,803

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

58 Tax-Free High Yield Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/16		Year ended 7/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	8,139,959	$103,196,248	5,977,639	$74,830,746

Shares issued in connection with
reinvestment of distributions	2,116,861	26,767,183	2,277,181	28,488,827

	10,256,820	129,963,431	8,254,820	103,319,573

Shares repurchased	(8,847,596)	(111,845,284)	(12,255,159)	(153,443,969)

Net increase (decrease)	1,409,224	$18,118,147	(4,000,339)	$(50,124,396)

	Year ended 7/31/16		Year ended 7/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	177,414	$2,247,323	112,802	$1,413,005

Shares issued in connection with
reinvestment of distributions	28,424	360,067	30,842	386,562

	205,838	2,607,390	143,644	1,799,567

Shares repurchased	(180,734)	(2,292,316)	(208,319)	(2,601,427)

Net increase (decrease)	25,104	$315,074	(64,675)	$(801,860)

	Year ended 7/31/16		Year ended 7/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	1,464,568	$18,589,212	1,135,456	$14,261,996

Shares issued in connection with
reinvestment of distributions	111,168	1,409,468	111,988	1,403,887

	1,575,736	19,998,680	1,247,444	15,665,883

Shares repurchased	(779,665)	(9,872,422)	(864,120)	(10,800,088)

Net increase	796,071	$10,126,258	383,324	$4,865,795

	Year ended 7/31/16		Year ended 7/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	110,342	$1,401,340	103,264	$1,290,469

Shares issued in connection with
reinvestment of distributions	23,757	300,426	25,405	317,823

	134,099	1,701,766	128,669	1,608,292

Shares repurchased	(109,611)	(1,377,553)	(91,988)	(1,148,789)

Net increase	24,488	$324,213	36,681	$459,503

	Year ended 7/31/16		Year ended 7/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	7,832,121	$99,359,056	8,507,598	$106,883,117

Shares issued in connection with
reinvestment of distributions	279,052	3,552,944	217,641	2,732,643

	8,111,173	102,912,000	8,725,239	109,615,760

Shares repurchased	(5,602,277)	(71,184,489)	(4,400,609)	(55,409,387)

Net increase	2,508,896	$31,727,511	4,324,630	$54,206,373

Tax-Free High Yield Fund 59

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

60 Tax-Free High Yield Fund

Federal tax information (Unaudited)

The fund has designated 96.44% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

Tax-Free High Yield Fund 61

About the Trustees

Independent Trustees

Liaquat Ahamed
Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta
Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy
Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill
Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

62 Tax-Free High Yield Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2016, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Tax-Free High Yield Fund 63

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance,
Michael J. Higgins (Born 1976)	Putnam Investments and Putnam
Vice President, Treasurer, and Clerk	Retail Management
Since 2010
Manager of Finance, Dunkin’ Brands (2008–	Nancy E. Florek (Born 1957)
2010); Senior Financial Analyst, Old Mutual Asset	Vice President, Director of Proxy Voting
Management (2007–2008); Senior Financial	and Corporate Governance, Assistant Clerk,
Analyst, Putnam Investments (1999–2007)	and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

64 Tax-Free High Yield Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Marketing Services	George Putnam, III	and Assistant Treasurer
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Susan G. Malloy
Boston, MA 02109		Vice President and
	Officers	Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President	James P. Pappas
and Trust Company		Vice President
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	Mark C. Trenchard
Ropes & Gray LLP	Principal Executive Officer, and	Vice President and
	Compliance Liaison	BSA Compliance Officer
Independent Registered
Public Accounting Firm	Steven D. Krichmar	Nancy E. Florek
PricewaterhouseCoopers LLP	Vice President and	Vice President, Director of
	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN042
302171 9/16

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2016	$84,048	$ —	$13,594	$ —
July 31, 2015	$87,009	$ —	$13,198	$ —

For the fiscal years ended July 31, 2016 and July 31, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $573,347 and $692,874 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2016	$ —	$559,753	$ —	$ —

July 31, 2015	$ —	$679,676	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 29, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 29, 2016